NATIONAL LAMPOON, INC.
                      10850 WILSHIRE BOULEVARD, SUITE 1000
                          LOS ANGELES, CALIFORNIA 90024

                               September 20, 2004

To our stockholders:

         Enclosed please find an Information Statement providing information to you regarding certain corporate actions taken by the Board of Directors and the majority stockholders of National Lampoon, Inc. These actions include the following:

         o Approval of an increase in our authorized common stock from 15,000,000 shares to 60,000,000 shares;

         o Approval of an increase in the common stock reserved for issuance from the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan;

         o     Approval of the National  Lampoon,  Inc. 2004  Consultants  Stock
               Plan;

         o Approval of an Amendment to our Certificate of Incorporation modifying our Series B Convertible Preferred Stock;

         o     Approval of the creation of Series C Convertible Preferred Stock;
               and

         o     Approval of a two-for-one common stock split.

         The written consent of the majority stockholders assures that the above actions will occur without your vote. Your vote is not required to approve any of these actions, and the enclosed Information Statement is not a request for your vote or a proxy statement. This Information Statement is being provided only to inform you of the actions that have been taken.

                                            Very truly yours,

                                            National Lampoon, Inc.

                                            By:  /s/ James P. Jimirro
                                              ----------------------------------
                                              James P. Jimirro
                                              Chief Executive Officer

                              INFORMATION STATEMENT
                                       OF
                             NATIONAL LAMPOON, INC.
                      10850 WILSHIRE BOULEVARD, SUITE 1000
                          LOS ANGELES, CALIFORNIA 90024

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is first being furnished on or about September _____, 2004 to the holders of record as of the close of business on September 8, 2004 (the "Record Date") of the common stock of National Lampoon, Inc. (referred to in this Information Statement as "we", "us", "our" or "National Lampoon").

         On June 17, 2004, August 31, 2004 and September 17, 2004 our Board of Directors approved, and on June 28, 2004, August 31, 2004 and September 17, 2004 the holders of a majority of our common stock and our Series B Convertible Preferred Stock (referred to in this Information Statement as the "Series B Preferred Stock") consented in writing to, the actions described in this Information Statement. Together, such approval and consent constitutes the approval and consent of a majority of the total number of shares of outstanding common stock and Series B Preferred Stock required by Delaware General Corporation Law and our Certificate of Incorporation to approve the actions described in this Information Statement. Accordingly, the actions will not be submitted to our remaining stockholders for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

         The date of the Information Statement is September 20, 2004.

         We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

         We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                             National Lampoon, Inc.
                            Attn: Corporate Secretary
                      10850 Wilshire Boulevard, Suite 1000
                          Los Angeles, California 90024
                          Telephone No.: (310) 474-5252

             INFORMATION ABOUT THE VOTING RIGHTS OF OUR STOCKHOLDERS
              AND INFORMATION REGARDING THE CONSENTING STOCKHOLDERS

         As we discuss at page 32 of this Information Statement, on August 31, 2004 our Board of Directors and the holders of a majority of our common stock and our Series B Preferred Stock approved a two-for-one stock split. However all of the discussions that are included in this Information Statement refer to pre-split shares of our common stock.

         Pursuant to our bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of our outstanding capital stock is required to effect the actions described in Items 1, 2, 3 and 4 below and a vote by the holders of at least a majority of the outstanding Series B Preferred Stock is required to effect Items 4 and 5. Delaware law does not require stockholder approval of a stock split, which is described at Item 6 in this Information Statement.

         Each share of common stock is entitled to one vote. Each share of Series B Preferred Stock is also entitled to vote on matters that are subject to the approval of the holders of our common stock. Holders of our Series B Preferred Stock are entitled to vote on an "as converted" basis, meaning that each share of Series B Preferred Stock voted represents the vote of 28.169 shares of common stock (subject to adjustment for stock splits and reverse stock splits).

         As of the Record Date, we had 1,533,418 shares of common stock issued and outstanding and 63,607 shares of Series B Preferred Stock that is convertible into 1,791,745 shares of common stock, for a total of 3,325,163 shares of common stock available to vote for the actions discussed herein. Therefore, as of the Record Date, 1,662,582 shares were required to pass the actions that required approval of the holders of common stock. Holders of at least 31,804 shares of Series B Preferred Stock are required to pass resolutions that amend, alter or repeal any rights, preferences or privileges of, or any restrictions provided for the benefit of, the Series B Preferred Stock, amend our Certificate of Incorporation or our bylaws to adversely affect the rights of the holders of the Series B Preferred Stock, authorize, create or issue (by reclassification or otherwise) any shares of any class or series of stock having preferences senior to the Series B Preferred Stock or to amend or repeal Section
5.2.6 of our Certificate of Incorporation.

         The consenting holders are collectively entitled to vote 1,759,133 shares of our common stock, representing 52.90% of the issued and outstanding shares of common stock and are the record and beneficial owners of 48,874 shares of Series B Preferred Stock, representing 76.84% of the issued and outstanding shares of Series B Preferred Stock. Pursuant to Section 228(a) of the Delaware General Corporation Law, the consenting stockholders voted in favor of the actions described herein in written consents dated June 28, 2004, August 31, 2004 and Septeber 17, 2004. The names of the consenting stockholders, their affiliations with us, and their beneficial holdings are as follows:


          NAME                   AFFILIATION          SHARES BENEFICIALLY HELD           PERCENTAGE
------------------------- --------------------------- -------------------------- ----------------------------
                                                       COMMON (1)    SERIES B       COMMON        SERIES B
                                                                     PREFERRED                   PREFERRED
------------------------- --------------------------- ------------- ------------ -------------- -------------
     Daniel Laikin           Officer and Director      1,005,502      29,726        31.13%         46.73%
------------------------- --------------------------- ------------- ------------ -------------- -------------
     Timothy Durham                Director             429,482       12,648        13.30%         19.89%
------------------------- --------------------------- ------------- ------------ -------------- -------------
       Paul Skodt                  Director             324,149        6,500         9.94%         10.22%
------------------------- --------------------------- ------------- ------------ -------------- -------------
         TOTAL                                         1,759,133      48,874        54.37%         76.84%
------------------------- --------------------------- ------------- ------------ -------------- -------------


(1) Each share of our Series B Preferred Stock may be converted to 28.169 shares of our common stock and each holder of our Series B Preferred Stock is entitled to vote, on an "as converted" basis, on all matters submitted to the holders of our common stock.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information as of the Record Date as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.


                                                                    SECURITY OWNERSHIP
                               NAME, ADDRESS(1) AND POSITION         AMOUNT AND NATURE         PERCENTAGE
         TITLE OF                            OF                        OF BENEFICIAL               OF
           CLASS                     BENEFICIAL OWNERS                OWNERSHIP(2)(3)            CLASS
-----------------------      ----------------------------------     -------------------       -------------
       Common Stock          James P. Jimirro, CEO and Director          900,220(4)               22.54%
    Common and Series B      Daniel S. Laikin, COO and Director        1,945,387(5)               38.13%
    Preferred Stock(4)

       Common Stock          Douglas Bennett, Executive Vice              98,875(6)                2.89%
                             President
       Common Stock          James Toll, CFO                              13,500(7)                  *
 Common Stock and Series B   Timothy Durham, Director                  1,192,203(8)               27.51%
      Preferred Stock

       Common Stock          Joshua Finkenberg,                           15,000(9)                 *
                             Director
 Common Stock and Series B   Paul Skjodt, Director                       542,248(10)              14.63%
      Preferred Stock
       Common Stock          Richard Irvine, Director                          0(11)                  0
       Common Stock          Ron Berger, Director                              0(11)                  0

                             Officers and Directors as a group         4,707,433                  64.59%
                             (9 persons)

*Less than 1%.

(1) The address for each of the above-named persons is 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024.
(2) Based on 1,533,418 shares of common stock and 63,607 shares of Series B Preferred Stock outstanding on our transfer records as of September 8, 2004. The Series B Preferred Stock votes on an "as converted" basis, with each share representing 28.169 shares of our common stock. For this table, we have computed the number of shares owned by each individual as though the Series B Preferred Stock were converted into common stock.
(3) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.
(4) This number includes 668,334 shares of common stock that may be issued upon the exercise of options. On June 17, 2004, our Board of Directors also granted to Mr. Jimirro an option, pursuant to the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan, to purchase 81,020 shares of our common stock for exceptional services rendered and an option to purchase 7,500 shares of our common stock for services rendered to us as a member of our Board of Directors. The option grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.
(5) This number includes the following: 168,150 shares of common stock, 29.726 shares of Series B Preferred Stock that may be converted into 837,352 shares of common stock, an option to purchase 102,333 shares of common stock and a warrant to purchase an additional 29.726 shares of Series B Preferred Stock that may be converted into 837,352 shares of common stock. On June 17, 2004, our Board of Directors also granted to Mr. Laikin 2,000 shares of Series B Preferred Stock in conjunction with services rendered to us pursuant to his employment agreement, an option, pursuant to the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan, to purchase 200,000 shares of our common stock for exceptional services rendered and an option to purchase 7,500 shares of our common stock for services rendered to us as a member of our Board of Directors. The option grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.
(6) This number includes the following: 426 shares of Series B Preferred Stock that may be converted into 12,000 shares of common stock, and the right to purchase a total of 86,875 shares of common stock pursuant to options granted to Mr. Bennett. The right to purchase 86,875 shares was vested on the Record Date. On June 17, 2004, our Board of Directors also granted to Mr. Bennett an option to purchase 100,000 shares of our common stock for exceptional services rendered. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.
(7) Mr. Toll is the holder of options that enable him to purchase a total of 23,500 shares of our common stock. Of this amount, options representing 13,500 shares may be exercised within 60 days of the Record Date. On June 17, 2004, our Board of Directors also granted to Mr. Toll an option to purchase 15,000 shares of our common stock for extraordinary services rendered to us. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.
(8) This number includes the following: 182,949 shares of common stock owned by Mr. Durham or by an entity controlled by him, 17,648 shares of Series B Preferred Stock owned by Mr. Durham or an entity controlled by him that may be converted into 497,127 shares of common stock, an option to purchase 15,000 shares of common stock and a warrant to purchase an additional 17,648 shares of Series B Preferred Stock owned by Mr. Durham or an entity controlled by him that may be converted into 497,127 shares of common stock. On June 17, 2004, our Board of Directors also granted to Mr. Durham an option to purchase 7,500 shares of our common stock for services rendered to us as a member of our Board of Directors. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.
(9) This number is made up of two options, each granted to Mr. Finkenberg as compensation for his service as a director. Each option allows him to purchase 7,500 shares of our common stock. This number does not include an option to purchase 7,500 shares of our common stock that was granted to Mr. Finkenberg by our Board of Directors on June 17, 2004. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.
(10) This number includes the following: 161,050 shares of common stock, 6,500 shares of Series B Preferred Stock that may be converted into 183,099 shares of common stock, an option to purchase 15,000 shares of common stock and a warrant to purchase an additional 6,500 shares of Series B Preferred Stock that may be converted into 183,099 shares of common stock. On June 17, 2004, our Board of Directors also granted to Mr. Skjodt an option to purchase 7,500 shares of our common stock for services rendered to us as a member of our Board of Directors. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.

(11) On June 17, 2004 our Board of Directors granted to each of Mr. Irvine and Mr. Berger options to purchase 7,500 shares of our common stock. The option grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.

                   NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED

         The following actions are based upon the unanimous consent of our Board of Directors and upon the consent of the majority stockholders. Copies of the resolutions approved by the majority stockholders are attached to this Information Statement as Attachments 1.1, 1.2, and 1.3.

                                     ITEM 1

          AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE
                             AUTHORIZED COMMON STOCK

         The Board of Directors and the consenting stockholders unanimously adopted and approved an amendment to our Certificate of Incorporation to increase the authorized shares of common stock from 15,000,000 shares to 60,000,000 shares, which is referred to as the "Authorized Shares Amendment." The text of the Authorized Shares Amendment is attached hereto as Attachment 2. Currently, we have 15,000,000 shares of common stock authorized, of which 1,533,418 (pre-split) shares are issued and outstanding as of the Record Date.

         The Authorized Shares Amendment will be implemented by filing it with the Secretary of State of Delaware. Once we file the Authorized Shares Amendment, we will have 58,466,582 shares of authorized but unissued common stock available for issuance. Stockholders of National Lampoon do not have cumulative voting rights.

REASON FOR AMENDMENT

         The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions, the issuance of shares in connection with stock splits or stock dividends and the issuance or reservation of common stock for equity awards to employees, officers, and directors. If all of the holders of our Series B Preferred Stock converted their shares to common stock, if all of the holders of options exercised their rights to purchase our common stock and if we are successful in selling all of the Series C Preferred Stock we intend to authorize (as discussed in Item 5 below) we would have only approximately 4,291,570(pre-split) shares of common stock available for issuance.

         The Authorized Shares Amendment was not adopted as a result of management's knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Information Statement, our charter contains no provisions having an anti-takeover effect other than those provisions that relate to our Series B Convertible Preferred Stock which were adopted in conjunction with a reorganization transaction that took place on May 17, 2002, referred to herein as the "Reorganization Transaction". Pursuant to our Certificate of Incorporation, holders of our Series B Preferred Stock have the right to vote along with the holders of common stock on an "as converted" basis. We have authorized 63,607 shares of Series B Preferred Stock, and as of the date of this Information Statement, 63,607 shares are outstanding. Each share of Series B Preferred Stock represents 28.169 shares of common stock, or a total of 1,791,746 shares of our common stock. Members of our management, including Daniel Laikin, Paul Skojdt and Timothy Durham, are holders of a majority of our issued and outstanding Series B Preferred Stock and, when this stock is combined with their common stock, gives them voting control. As of the date of this Information Statement, our bylaws contain no provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

EFFECT OF THE PROPOSAL/ADVANTAGES AND DISADVANTAGES

         The Authorized Shares Amendment will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of either calling a special stockholders' meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. Therefore, even if all the holders of convertible or derivative securities exercised their rights to acquire common stock, we will still have shares available to issue as compensation, for example, or in connection with an acquisition.

         In general, however, the availability of additional authorized and unissued shares of common stock can make any attempt to gain control of a corporation more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management because shares of common stock or preferred stock could be issued by the corporation to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination. Furthermore, the issuance of additional shares of common stock will dilute the percentage ownership of existing stockholders.

SECTION 242 OF THE DELAWARE GENERAL CORPORATION LAW

         Section 242 of the Delaware General Corporation Law permits the amendment of a corporation's certificate of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as the holders of at least a majority of the issued and outstanding shares of the effected class approve the action.

EFFECTIVE DATE

         The Authorized Shares Amendment will become effective upon the filing of the Amendment with the Delaware Secretary of State. Under federal securities laws, we cannot file the Amendment until at least 20 days after mailing this Information Statement

                                     ITEM 2

                 APPROVAL OF INCREASE IN STOCK RESERVED FOR THE
                     J2 COMMUNICATIONS AMENDED AND RESTATED
                      1999 STOCK OPTION, DEFERRED STOCK AND
                              RESTRICTED STOCK PLAN

         Our Board of Directors and the holders of a majority of our common stock and our Series B Preferred Stock have approved an amendment to the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan, which will be referred to in this discussion as the Equity Incentive Plan. The amendment increases the number of shares of common stock available for issuance from the Equity Incentive Plan to a total of 2,500,000. Prior to the amendment, the number of shares of common stock available for issuance was 1,500,000 shares.

         On January 30, 2002 our Board of Directors approved the Equity Incentive Plan. The Equity Incentive Plan was approved by our stockholders on April 25, 2002. The discussion below is a brief summary, which is qualified in its entirety by the full text of the Equity Incentive Plan.

         The Equity Incentive Plan has a term of 10 years and is currently administered by our Board of Directors, which shall be referred to in this discussion as the "Administrator". Pursuant to the Equity Incentive Plan, the Administrator may grant to eligible persons, which include employees, officers, directors, consultants and advisors, awards of options (which may be qualified or non-qualified, depending upon whether or not the eligible person is an employee), stock appreciation rights (commonly known as "SARs") or deferred common stock or restricted common stock. 1,500,000 shares of our common stock were originally set aside for grants made under the Equity Incentive Plan. As of the Record Date, we had 24 employees, four officers and seven directors (two of whom are also officers) who would be eligible to receive awards from the Equity Incentive Plan. As of the Record Date, we had issued options to employees to purchase a total of 1,292,000 shares of our common stock.

         Options granted from the Equity Incentive Plan may be incentive stock options or non-qualified stock options. The term of the options may not exceed 10 years from the date of grant. The price for each share of common stock purchased pursuant to the options varies, although if an option is designated as an incentive stock option, the exercise price must equal at least the fair market value of our common stock on the date of grant. A non-qualified option must have an exercise price that is at least 85% of the fair market value of our common stock on the date of grant.

         Options may be exercised by paying cash. The Administrator may also accept as payment for options shares of our unrestricted common stock held by the optionee for at least six months, cancellation of any indebtedness owed by us to the optionee, a full recourse promissory note executed by the optionee (so long as the acceptance of any such promissory note complies with federal and state law), shares of common stock issuable upon exercise of the option which have a fair market value equal to the exercise price of the option or any combination of the forgoing.

         SARs may be granted from the Equity Incentive Plan in tandem with option grants or without reference to option grants. A SAR granted in tandem with an option grant is valued at the exercise price of the option grant; a SAR granted without reference to an option grant is valued at fair market value.

         Deferred Stock and Restricted Stock awards may also be granted to eligible persons. Deferred Stock is the right to receive our common stock at the end of a specified period. Restricted Stock is the right to receive our common stock subject to restrictions such as the passage of time or the attainment of performance objectives.

         In the event of a Change of Control, as defined in the Equity Incentive Plan, all unvested stock options shall vest and the restrictions applicable to any Restricted Stock or Deferred Stock awards will lapse and the awards shall be deemed fully vested. The value of the outstanding stock option, Restricted Stock or Deferred Stock awards shall be cashed out by a payment of cash or other property, as determined by the Administrator.

         The Board of Directors may amend, alter or discontinue the Equity Incentive Plan, but no amendment, alteration or discontinuation may impair the rights of a participant. The Board of Directors must obtain stockholder approval if it seeks to increase the total number of shares of common stock reserved for the Equity Incentive Plan, change the employees or class of employees eligible to participate in the Equity Incentive Plan or extend the maximum option period under the Equity Incentive Plan.

         A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive option (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

         If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

         A recipient will not recognize any taxable income at the time a non-qualified option is granted. However, upon exercise of a non-qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient's exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. There is no tax consequence to National Lampoon as a result of either the grant or the vesting of non-qualified stock options. There is also no tax consequence to National Lampoon as a result of either the grant or the vesting of incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), we would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. We are required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. We are also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.

         The following table sets forth the number of options received or to be received by each of our executive officers (our Chief Executive Officer, Executive Vice President, Chief Financial Officer and Chief Operating Officer), all current executive officers as a group, all current directors who are not executive officers as a group, each associate of any such director or executive officer and each person who received or will receive 5% of the option awards made or to be made and all employees, including our current officers who are not executive officers, as a group:

                                                               NUMBER OF OPTIONS
                                                                  RECEIVED OR TO
                                                                     BE RECEIVED
                                                               -----------------
James P. Jimirro, Chief Executive Officer and Director                771,854(1)
Douglas S. Bennett, Executive Vice President                          290,000(2)
Daniel S. Laikin, Chief Operating Officer and Director                509,833(3)
James Toll, Chief Financial Officer                                    45,000(4)
All current executive officers, as a group                          1,601,687
All current directors who are not executive officers, as a group       82,500(5)
Associates of any director or executive officer                           N/A
Any person (other than those named above) who has received or             N/A
will receive 5% of the option awards made or to be made to all employees, including officers who are not named above

(1) Includes options to purchase 103,520 shares of our common stock granted as of the Record Date. Such grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.
(2) Includes an option to purchase 100,000 shares of our common stock granted as of the Record Date. Such grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.
(3) Includes options to purchase 207,500 shares of our common stock granted as of the Record Date. Such grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.
(4) Includes an option to purchase 15,000 shares of our common stock granted as of the Record Date. Such grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.
(5) Includes options to purchase a total of 37,500 shares of our common stock granted as of the Record Date. Such grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

         Set forth in the table below is information regarding awards made pursuant to the Equity Incentive Plan, as well as other outstanding warrants and rights granted through July 31, 2003, the most recently completed fiscal year.


                                                                                                 NUMBER OF SECURITIES
                                                                                                 REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES TO BE                                     FUTURE ISSUANCE UNDER EQUITY
                                  ISSUED UPON EXERCISE OF         WEIGHTED AVERAGE EXERCISE      COMPENSATION PLANS (EXCLUDING
                                  OUTSTANDING OPTIONS, WARRANTS   PRICE OF OUTSTANDING           SECURITIES REFLECTED IN
PLAN CATEGORY                     AND RIGHTS                      OPTIONS, WARRANTS AND RIGHTS   COLUNM 2)
--------------------------------- ------------------------------- ------------------------------ -------------------------------
Equity Compensation Plan
Approved by Security Holders               5,304,323(1)                       $4.37                        59,834(2)
--------------------------------- ------------------------------- ------------------------------ -------------------------------
Equity Compensation Plan Not
Approved by Security Holders                   N/A                             N/A                            N/A
--------------------------------- ------------------------------- ------------------------------ -------------------------------


(1) Includes 63,607 Series B Preferred units authorized. The units include one share of Series B Preferred and one warrant. Both the Series B Preferred and the warrant can be converted into 28.169 shares of common stock.

(2) This number represents the remaining shares of common stock in the Equity Incentive Plan as of the end of our last fiscal year, July 31, 2003.

EXECUTIVE COMPENSATION

           The following tables and discussion set forth information with respect to all compensation awarded to, earned by or paid to our Chief Executive Officer and up to four of our executive officers whose annual salary and bonus exceeded $100,000 during our last three completed fiscal years.


                                                     SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                            LONG TERM COMPENSATION

                                                             OTHER
                                                             ANNUAL            SECURITIES                  ALL OTHER
NAME AND PRINCIPAL               SALARY            BONUS     COMPENSATION      UNDERLYING                  COMPENSATION
POSITION                 YEAR    ($)               ($)       ($)               OPTIONS          SARS       ($)
-------------------     ------   -----------     --------    ------------      -----------      ------     -------------
James P. Jimirro         2003        500,000            0               0           35,000 (2)       0                 0
CEO and                  2002      1,471,146(1)         0               0          608,335(2)        0                 0
President                2001        190,750(3)         0               0          25,0000      25,000                  0

Daniel Laikin            2003        200,000(4)         0               0                0           0                 0
COO                      2002              0            0               0          101,333           0                 0
                         2001              0            0               0            1,000           0                 0

Douglas Bennett          2003        116,667       15,000               0          190,000           0            21,300(5)
Executive Vice           2002              0            0               0                0           0                 0
President                2001              0            0               0                0           0                 0

James Toll, CFO          2003        132,737            0               0           15,000           0                 0
                         2002         36,364            0               0           15,000           0                 0
                         2001              0            0               0                0           0                 0



(1) Includes $1,215,069 received from the reorganization of National Lampoon, Inc. that took place on May 17, 2002.
(2) Includes options to acquire 450,000 shares of common stock granted during the fiscal year ended December 31, 2002 plus 158,335 stock options that were converted from SARs as part of the reorganization of National Lampoon, Inc. that took place on May 17, 2002.
(3) During the 2001 fiscal year, Mr. Jimirro voluntarily deferred all base salary in excess of $190,750. Such deferred amount was payable only upon a change of control, as defined in his original employment agreement, and is included in this table under "Salary". Mr. Jimirro agreed to forego payment of the deferred amount during the negotiations that led to the signing of his 2002 employment agreement on May 17, 2002.
(4) Represents one year of salary to Mr. Laikin that was paid in the form of Series B Preferred Stock.
(5) Mr. Bennett was granted 213 units of Series B Preferred Stock valued at $100.00 per unit in lieu of salary which he began earning at a base rate of $175,000 per year in December of 2002.

         The following tables set forth certain information concerning the grant of SARs and the grant and exercise of stock options during the last completed fiscal year by each of the named executive officers, and the fiscal year-end value of unexercised options on an aggregated basis:


                                                     OPTION/SAR GRANTS FOR LAST
                                                  FISCAL YEAR-INDIVIDUAL GRANTS(1)

                      NUMBER OF SECURITIES
                           UNDERLYING          % OF TOTAL OPTIONS/SARS
                      OPTIONS/SARS GRANTED     GRANTED TO EMPLOYEES IN
NAME                           (#)                   FISCAL YEAR           EXERCISE PRICE ($/SH)        EXPIRATION DATE
--------------------  --------------------     -----------------------     ---------------------       ----------------
James P. Jimirro                    35,000(1)                        9%              $4.64/share           May 13, 2010

Daniel Laikin                           --                          --                        --                     --

Douglas Bennett                    190,000                          49%              $5.58/share       October 14, 2009

James Toll                          15,000                           4%              $4.50/share          June 30, 2010
--------------------  --------------------     -----------------------     ---------------------       ----------------


(1) The options granted to Mr. Jimirro were immediately exercisable.


                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                               AND FY-END OPTION/SAR VALUES(1)


                                                                                 VALUE OF
                                                              NUMBER OF         UNEXERCISED
                                                             UNEXERCISED       IN-THE-MONEY
                                                             OPTIONS/SARS      OPTIONS/SARS
                                                            AT FY-END (#)    AT FY-END ($)(2)
                     SHARES ACQUIRED   VALUE REALIZED(1)    UNEXERCISABLE/    UNEXERCISABLE/
NAME                 ON EXERCISE (#)          ($)            EXERCISABLE        EXERCISABLE
------------------   ---------------   -----------------    --------------   ----------------
James P. Jimirro              66,664             180,037         0/635,001         $0/$52,709

Daniel Laikin                    -0-                 -0-         0/102,333              $0/$0

Douglas Bennett                  -0-                 -0-    152,083/37,917              $0/$0

James Toll                     6,500              16,500      15,000/8,500              $0/$0


(1) Value realized is determined by calculating the difference between the aggregate exercise price of the options and the aggregate fair market value of the common stock on the date the options are exercised.
(2) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options.

DIRECTOR COMPENSATION

         Members of the Board of Directors do not receive cash compensation. Members have been, on occasion, granted immediately exercisable options to purchase up to 7,500 shares of our common stock at the market price on the date of grant in exchange for their services to us. This includes Mr. Jimirro and Mr. Laikin.

EMPLOYMENT AGREEMENTS

James P. Jimirro, Chief Executive Officer

         On May 17, 2002 we entered into an employment agreement with James P. Jimirro. Mr. Jimirro's employment agreement includes a "rolling term" provision. While the term of the agreement was originally to end on December 31, 2007, the term is extended by a period of 12 months so long as Mr. Jimirro continues to be employed by us on December 31st of any calendar year, starting as of December 31, 2003. Pursuant to this provision, at no time will the remaining term under Mr. Jimirro's employment agreement be less than five years.

         Mr. Jimirro's employment agreement provides for an annual salary of $500,000 and, commencing as of January 31, 2003 and continuing on the last day of each month thereafter during the period that he is employed by us, provides for the monthly grant of fully vested options to purchase 5,000 shares of our common stock. The exercise price for the options is the average of the last reported sale price for one share of common stock during the five business days preceding the date the option is issued (or, if this method of determining the exercise price is not applicable, then the Board of Directors may, in good faith, determine the price of one share of our common stock). The stock options have a term of 10 years from the date of grant. Pursuant to his employment agreement, Mr. Jimirro will receive fifty percent of our gross receipts from the movie National Lampoon's Van Wilder. Pursuant to his employment agreement, Mr. Jimirro also receives vacation pay, medical and life insurance, an automobile and the reimbursement of business expenses.

         We may terminate Mr. Jimirro's employment agreement without Cause (as defined below) or for convenience after December 31, 2002 upon written notice to Mr. Jimirro, payment to Mr. Jimirro of a cash severance payment in the amount of $1,400,000, and delivery of a promissory note providing for our payment to Mr. Jimirro of $1,000,000 in twelve equal monthly installments. (The cash severance payment and the promissory note will be referred to in this discussion as the "Severance Benefits".) We may also terminate Mr. Jimirro's employment for Cause so long as six members of our Board of Directors (excluding Mr. Jimirro) determine that he is guilty of conduct triggering this right. Under his employment agreement, Cause is defined as (i) the willful and continued failure by Mr. Jimirro to substantially perform his duties to us in good faith (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from his termination by us for convenience (or without Cause), after a demand for substantial performance is delivered to him by the Board of Directors that specifically identifies the manner in which the Board of Directors believes that he has not substantially performed his duties in good faith; or (ii) the willful engaging by Mr. Jimirro in conduct which is demonstrably and materially injurious to us, monetarily or otherwise. For purposes of the definition of Cause under his employment agreement, no act, or failure to act, on Mr. Jimirro's part shall be considered willful unless done, or omitted to be done, by him in bad faith and without a reasonable belief that his action or omission was in our best interest.

         Mr. Jimirro has the right to terminate his employment agreement for "Good Reason", which is defined as our breach of his employment agreement or any other agreement that we've entered into with him, our failure to pay his compensation, his failure to be elected to the Board of Directors, a purported termination of his employment upon which a Notice of Dispute is given, the occurrence of a change of control or our failure to obtain an assumption of Mr. Jimirro's employment agreement by a successor entity. If Mr. Jimirro terminates his employment agreement for Good Reason, he will receive the Severance Benefits.

         Mr. Jimirro's employment will terminate automatically upon his death or disability.

         In the event of a change of control, if Mr. Jimirro is required to pay an excise tax as a result of any compensation or payment he receives from us, we, or the successor entity, must reimburse him for such tax.

         All of our obligations to Mr. Jimirro under his employment agreement, as well as under an indemnification agreement and a registration rights agreement, are secured by a first priority lien on all of our assets, pursuant to a security agreement we entered into with Mr. Jimirro on May 17, 2002.

Daniel S. Laikin, Chief Operating Officer

         On May 17, 2002 we entered into an Employment Agreement with Daniel S. Laikin. The employment agreement has a term of one year, but is automatically extended for successive one-year terms unless the Board of Directors notifies Mr. Laikin that it does not intend to renew the employment agreement or unless the employment agreement has been terminated according to its terms.

         Pursuant to the employment agreement, Mr. Laikin receives an annual salary of $200,000. He was also granted an option to purchase 100,000 shares of our common stock. The exercise price for the option is $6.81. The option was immediately exercisable and will expire, to the extent not exercised, prior to the close of business ten years from the date of grant. Mr. Laikin's employment agreement also provides him with vacation, pension, retirement, medical and life insurance benefits and reimbursement of business expenses. Mr. Laikin has agreed to accept our Series B Preferred Stock and warrants to purchase our common stock in lieu of cash payments of his salary.

         Mr. Laikin's employment agreement may be terminated voluntarily by us at any time during its term for Cause. Cause is defined as (i) the willful and continued failure by Mr. Laikin to substantially perform his duties to us in good faith (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from his termination by us for convenience (or without Cause)), after a demand for substantial performance is delivered to him by the Board of Directors that specifically identifies the manner in which the Board of Directors believes that he has not substantially performed his duties in good faith; or (ii) the willful engaging by Mr. Laikin in conduct which is demonstrably and materially injurious to us, monetarily or otherwise. For purposes of the definition of Cause under his employment agreement, no act, or failure to act, on Mr. Laikin's part shall be considered willful unless done, or omitted to be done, by him in bad faith and without a reasonable belief that his action or omission was in our best interest. In order to terminate Mr. Laikin for Cause, five of the members of the Board of Directors (not including Mr. Laikin) must determine at a meeting held for such purpose that Mr. Laikin is guilty of the conduct triggering the right to terminate him. If Mr. Laikin's employment is terminated by us for Cause, or by Mr. Laikin, in addition to any benefits mandated by law, we shall pay to Mr. Laikin his full annual salary in effect at the date of termination and other benefits to which he is entitled through the date of termination at the rate in effect at the time notice of termination is given.

         Mr. Laikin's employment will terminate automatically upon his death or disability.

Douglas Bennett, Executive Vice President

         We entered into an at-will employment agreement with Douglas Bennett, effective October 14, 2002. As there is no specified term, Mr. Bennett is free to resign at any time and we are free to terminate his employment at any time, with or without cause.

         Effective as of December 1, 2002, Mr. Bennett receives a base salary of $175,000 per year. Mr. Bennett's title is Executive Vice President. Mr. Bennett is entitled to quarterly bonuses that are based on targets mutually agreed upon by him and the Board of Directors, which bonuses are payable in the month subsequent to the end of the calendar quarter in which they are accrued. Concurrent with the signing of his employment agreement, Mr. Bennett was granted an option to purchase 135,0000 shares of common stock at the then current market price, which options vest ratably over a 3 year period. Mr. Bennett is also entitled to an option grant of 50,000 shares of common stock for the period January 3, 2003 through June 3, 2003 and an option grant of 50,000 shares of common stock for the period July 3, 2003 through December 3, 2003. These options also vest ratably over three year periods and are to be issued at then current market prices. Upon a change in control, all unvested options are to vest immediately.

         Mr. Bennett continues to commute to Los Angeles from his home in the San Francisco area.

         If Mr. Bennett is "Terminated without Cause" (as such term is defined in the employment agreement), or in the event of "Constructive Termination" (as such term is defined in the employment agreement), or if he dies or is disabled, for a period of six months he shall be entitled to the continuation his base salary, continuation of his employee benefits and continuation of the vesting of any outstanding and unvested stock options.

                                     ITEM 3

                                 APPROVAL OF THE
               NATIONAL LAMPOON, INC. 2004 CONSULTANTS STOCK PLAN

         On June 17, 2004 our Board of Directors adopted, and on June 28, 2004 our majority stockholders approved, the National Lampoon, Inc. 2004 Consultants Stock Plan, which will be referred to in this discussion as the "Consultants Plan". The discussion below is a brief summary, which is qualified in its entirety by the full text of the Consultants Plan. The Consultants Plan is attached to this Information Statement as Attachment 3.

         The Consultants Plan has a term of 10 years and will be administered by our Board of Directors, which shall be referred to in this discussion as the "Administrator". Pursuant to the Consultants Plan, the Administrator may grant to eligible persons, which include only consultants and advisors, awards of common stock or restricted common stock. 500,000 shares of our common stock will be reserved for grants to be made under the Consultants Plan. As of the record date, we know of no officers, directors or employees who will be eligible to receive awards from the Consultants Plan and no awards from the Consultants Plan had been made. Aside from determining who is to receive awards under the Consultants Plan, the Administrator has the authority to determine the type of awards that will be granted, to impose limitations, restrictions or conditions on the awards and to interpret the Consultants Plan.

         Pursuant to the Consultants Plan, shares of our common stock may be granted as a "bonus" or "reward" for exceptional services rendered or as compensation for services rendered. Common stock issued as compensation for services rendered must be issued for at least 85% of its fair market value on the grant date, unless the recipient owns 10% or more of our common stock, in which case common stock issued as compensation for services rendered must be issued for 100% of its fair market value on the grant date. The Administrator may, in its discretion, subject a grant of shares to vesting conditions, such as the continued provision of services or the attainment of specified goals.

         Awards granted under the Consultants Plan will not be transferable or assignable, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

         The Board may amend the Consultants Plan or suspend or discontinue the Consultants Plan at any time or from time-to-time, provided that no such action may adversely alter or impair any Award previously granted under the Consultants Plan without the consent of each recipient affected thereby.

                                     ITEM 4

                      APPROVAL OF CERTIFICATE OF AMENDMENT
                                     OF OUR
                          CERTIFICATE OF INCORPORATION

         Our Certificate of Incorporation allows us to issue up to 2,000,000 shares of preferred stock. As of the Record Date, we had one series of preferred stock authorized, namely Series B Convertible Preferred Stock (the "Series B Preferred Stock"). As of the Record Date, we had 63,607 shares of Series B Preferred Stock authorized, issued and outstanding. In order to induce the holders of our Series B Preferred Stock to approve the creation and issuance of a Series C Convertible Preferred Stock (as discussed in Item 5 below) we agreed to amend our Certificate of Incorporation to permit the payment of a dividend computed as 9% of the original purchase price of the Series B Preferred Stock. Dividends on the Series B Preferred Stock will begin to accrue as of the date that the first sale of the Series C Preferred Stock is consummated. The Certificate of Amendment also changes the rights of the Series B Preferred Stock on liquidation so that payment is made to holders of the Series B Preferred Stock after payment is made to the holders of any senior security but before payment is made to the holders of our common stock, changes the manner in which the payment for fractional shares is computed and sets forth certain definitions that were not included in the original Certificate of Incorporation. The text of the Certificate of Amendment is set forth as Attachment 4 to this Information Statement and the foregoing discussion is qualified in its entirety by reference to Attachment 4.

         The Certificate of Amendment will become effective upon filing with the Delaware Secretary of State. Under federal securities laws, we cannot file the Certificate of Amendment until at least 20 days have passed from the date we mailed this Information Statement.

                           FORWARD LOOKING STATEMENTS

         This Information Statement contains "forward-looking statements". These forward-looking statements are based on our current expectations, assumptions, estimates and projections about our business and our industry. Words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may," and other similar expressions identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in this Information Statement as well as the following:

         o events that deprive us of certain benefits provided by the members of the NLAG Group;

         o the occurrence of cash flow shortages that are not funded through advances from the NLAG Group or other sources;

         o our inability to generate revenues sufficient to sustain our operations or to raise capital as and when we need it;

         o     our failure to accurately forecast our capital needs;

         o unanticipated increases in development, production or marketing expenses related to our various products;

         o our inability to effectively compete with other providers of comedic entertainment in the marketplace;

         o our inability to protect our intellectual property from infringement by others,

         o our inability to fully implement our business plan for any reason,

and other factors, some of which will be outside our control. You are cautioned not to place undue reliance on these forward-looking statements, which relate only to events as of the date on which the statements are made. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. You should refer to and carefully review the information in documents we file with the Securities and Exchange Commission.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION AND RESULTS OF OPERATIONS

OVERVIEW

         We create and provide cutting-edge comedic entertainment to our audiences, which are primarily young adults between the ages of 18 and 25. We believe that the National Lampoon brand is one of the strongest in the comedic entertainment market. Our business was reorganized in May 2002 for the purpose of expanding the use of the brand. The costs related to the reorganization of the business and the expansion into wider markets have been substantial. To date, we have been unable to generate enough revenue to sustain our operations and we have been dependent on investments and loans provided to us by a group that includes Mr. Daniel Laikin, our Chief Operating Officer and a director, and Mr. Timothy Durham and Mr. Paul Skojdt, who are also directors. This group is referred to in the discussions below as "NLAG" or "the NLAG Group". We are not certain when or if we will ever be profitable. If the NLAG Group ceases to provide loans to us and we are not able to raise funds through sales of our securities, we would have to significantly scale back our operations and, possibly, curtail them altogether.

         We have been seeking additional funding on an on-going basis. During our second quarter, we disclosed that we were negotiating a series of agreements with Avalon Equity Partners, Golden International Group, Tim Durham and Daniel Laikin that would have resulted in additional investments of approximately $5.5 million. This financing transaction was not consummated, however. We are currently seeking financing through the placement of Series C Preferred Stock. The terms of the Series C Preferred Stock are discussed in Item 5 below. If we were able to sell all the Series C Preferred Stock, we would raise gross proceeds of $8,875,000. There is no guarantee that we will be able to sell all of the Series C Preferred Stock.

         Our revenues are earned from licensing our name, from producing and distributing entertainment through our subsidiary, National Lampoon Networks, Inc., to a network of affiliated college television stations, from developing, producing and delivering National Lampoon comedic content and from consumer products, such as videos.

CRITICAL ACCOUNTING POLICIES

         We believe that the following critical accounting policies affect the more significant judgments and estimates that are used in preparation of our consolidated financial statements.

         Revenue Recognition - Trademark Licensing. Our trademark licensing revenues are generally recognized when we receive them or when they are earned under the terms of the associated agreement and when the collection of such revenue is reasonably assured.

         Revenue Recognition - Sale of Videocassettes and DVDs. Revenues from the sale of videocassettes and DVDs, net of estimated provisions for returns (which are not material for any period presented) are recognized when the units are shipped. Revenues from Internet operations are recognized when earned under the terms of the associated agreement and the collection of such revenue is reasonably assured. Revenues from advertising and promotion are recognized when earned under the terms of the associated agreement or when the advertisement has been broadcast and the collection of such revenues are reasonably assured.

         Production Costs. As provided by SOP 00-2, production costs are not capitalized unless there are advertising agreements in place from which the production will generate revenues. As a result, since there were limited advertising agreements in place for particular programs, the production costs incurred by our network operations are capitalized only to the extent of the revenues generated by those agreements. The balance of the production costs are expensed during the period.

RESULTS OF OPERATIONS

FISCAL YEAR ENDED JULY 31, 2003 AS COMPARED TO THE FISCAL YEAR ENDED JULY 31,
2002

         For the year ended July 31, 2003, total revenues increased by approximately 7% to $1,007,884 from $943,487 for the year ended July 31, 2002. This increase resulted from advertising and promotional revenues from National Lampoon Networks, Inc. which were $92,063 in fiscal 2003 versus $0 for the prior year due to the fact that National Lampoon Networks, Inc. began operations during the 2003 fiscal year. Trademark revenues in the 2003 fiscal year of $904,244 represented a 1% decrease from 2002 trademark revenues of $913,491. Royalties received from Animal House and the three National Lampoon's Vacation features totaled approximately $350,000 in the 2003 fiscal year as compared with $559,000 in the 2002 fiscal year. Royalties from made-for-television productions totaled $496,000 in the 2003 fiscal year, with $225,000 attributable to "Cousin Eddie's Christmas Vacation" and $125,000 attributable to TBS for a show tentatively titled "National Lampoon's Thanksgiving Reunion". Television royalties in the 2002 fiscal year totaled approximately $202,000, all of which relate to previously released television productions like "Men in White" and "Golf Punks". Consumer product revenue of $11,577 earned in the 2003 fiscal year, which consisted mostly of sales of videocassettes and of products sold via the Internet decreased 61% from the prior year's revenues of $29,996 due mostly to reduced video revenues.

         Costs related to trademark revenue, primarily royalties and commissions payable to third parties based on our trademark revenues, increased by approximately 224% to $285,174 for the year ended July 31, 2003 versus $88,156 during the same period in the prior year. The increase in costs resulted primarily from royalties accrued to Guber Peters for the broadcast of the "Funny Money" television series and other television revenues. Royalties accrued to Guber Peters totaled approximately $194,000 during fiscal 2003. In addition, approximately $18,000 was accrued to Harvard Lampoon, and William Morris earned $19,000 from National Lampoon Vacation revenues earned by us in fiscal 2003. Costs related to consumer products revenues were $23,374 for the year ended July 31, 2003 versus $33,432 for fiscal 2002, which represents a decline of 30%. Internet costs make up the majority of the costs related to consumer product revenues, and are direct expenses we incurred to develop, maintain, and promote our website excluding salaries and other general and administrative expenses incurred in connection with our Internet operations. Cost declines were related to the decline in Internet revenues in the 2003 fiscal year versus the 2002 fiscal year.

         Production costs totaling $872,868 were costs primarily associated with the production of programming for National Lampoon Networks, Inc. National Lampoon Networks, Inc. began operations in September 2002 with our acquisition of the assets of Burly Bear Network. These assets included the tangible assets of some edit and office equipment and television programming. Also among the assets acquired from Burly Bear Network was the distribution network comprised of 400 affiliated campuses that aired Burly Bear Network programming. We renamed the Burly Bear Network the National Lampoon Networks and began producing programs. Over a 10 month period, National Lampoon Networks was expanded to 603 affiliated campuses. National Lampoon Networks expended approximately $729,000 in production costs during the 2003 fiscal year, but was unable to secure significant advertising commitments for its programming. In accordance with SOP 00-2, we expensed the production costs incurred during the 2003 fiscal year.

         Amortization of intangible assets included the costs of our acquisition of the National Lampoon trademark and the Burly Bear trademark. Amortization of the National Lampoon trademark was $240,000 during each of the fiscal years ended July 31, 2003 and July 31, 2002. The Burly Bear trademark was fully amortized by the end of the 2003 fiscal year based upon SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, because we recognized the impairment of the value of the Burly Bear trademark when virtually all aspects of the networks operated more successfully utilizing the National Lampoon name rather than the Burly Bear name. Amortization of the Burly Bear intangible asset totaled $541,000 during the 2003 fiscal year, and was zero in the 2002 fiscal year because the Burly Bear acquisition was consummated during the 2003 fiscal year.

         Selling, general and administrative expenses for the fiscal year ended July 31, 2003 increased to approximately $4,159,000 versus $2,538,000 for the fiscal year ended July 31, 2002. This increase of $1,621,000 or 64% resulted primarily from increases in personnel costs of approximately $528,000 to $2,455,000 from $1,927,000, increases in marketing and advertising costs from nearly zero in the 2002 fiscal year to $166,000 in the 2003 fiscal year and travel and entertainment cost increases to $148,000 from $17,000, an increase of $131,000. In addition, legal and public company related costs increased to approximately $539,000 from $201,000, representing an increase of $338,000. Increased personnel and general activities including the addition of National Lampoon Networks, Inc., its separate offices and related overhead costs resulted in increased SG&A costs in most areas including, telephone costs of approximately $16,000 in the 2002 fiscal year increased to $54,000 in the 2003 fiscal year, representing an increase of $38,000, shipping and postage costs were $45,000 in the 2003 fiscal year versus $3,000 in the 2002 fiscal year, increasing by $42,000, insurance increased by $50,000, from $84,000 in the 2002 fiscal year to $135,000 in the 2003 fiscal year, accounting costs increased by $64,000, from approximately $79,000 in the 2002 fiscal year to $141,000 in the 2003 fiscal year, rent increased to $182,000 in the 2003 fiscal year from approximately $133,000 in the 2002 fiscal year, or by $50,000, and office expenses increased by $47,000, to $51,000 in the 2003 fiscal year from approximately $4,000 in the 2002 fiscal year.

         During the year ended July 31, 2002, we recorded a benefit to stock appreciation rights ("SARs") of $843,096. This credit resulted from a conversion of all SARs granted to the Chief Executive Officer to common stock options. This conversion eliminated the liability or the amount payable by us to the Chief Executive Officer upon exercising the outstanding SARs. The conversion of the SARs to common stock options resulted in an expense of $140,894 for the fiscal year ended July 31, 2002. This cost reflects the difference between the exercise price of the SARs when converted to a stock option and the market price of the stock on the date of conversion. Other income of $175,484 in the 2002 fiscal year represents the elimination of liability associated with deferred salaries owed to the Chief Executive Officer as part of the Preferred Stock and Warrant Purchase Agreement.

         Interest income during the fiscal year ended July 31, 2003 decreased to $7,040 versus $12,849 for the same period during the 2002 fiscal year. This decrease results from lower cash balances held during the fiscal year ended July 31, 2003 versus the fiscal year ended July 31, 2002. We recorded a benefit of approximately $175,000 as part of the Reorganization Transaction from the forgiveness of deferred salary owed to Mr. Jimirro. We benefited from an insurance reimbursement of $32,000 paid to our subsidiary, National Lampoon Networks, Inc., for stolen equipment, and from allocation of $99,000 of losses to the minority interest holders of National Lampoon Networks, Inc.

         For the fiscal year ended July 31, 2003 we recorded a net loss of $5,924,836 versus a net loss of $1,613,334 for the fiscal year ended July 31, 2002. The substantial increase in net loss of approximately $4,312,000 resulted from an increase in SG&A costs of $1.6 million, the write-off of the Burly Bear intangible asset of $541,000, $947,000 in expense related to stock, warrants, and options issued for services during the 2003 fiscal year, the expensing of $873,000 in production costs incurred by us and by National Lampoon Networks, Inc., and because we did not receive the benefits of an adjustment to SARs and elimination of deferred payroll liability, which reduced the loss in the 2002 fiscal year by $1,018,580. Overall, the increase in costs was accompanied by an increase in revenues of just $64,000 or 7% from the prior year.

FISCAL YEAR ENDED JULY 31, 2002 AS COMPARED TO THE FISCAL YEAR ENDED JULY 31,
2001

         For the year ended July 31, 2002, total revenues increased by approximately 208% to $943,487 from $306,244 for the year ended July 31, 2001. This increase resulted primarily from trademark revenues from motion pictures, which rose to $913,491 in the 2002 fiscal year versus $270,408 for the prior year. Revenues from Animal House increased to $200,448 in the 2002 fiscal year from $70,715 in the prior year. The three National Lampoons Vacation features together recorded revenues of $358,996 in the 2002 fiscal year compared to $124,431 in the 2001 fiscal year. We also received $135,000 for the feature National Lampoons Van Wilder which was released in the 2002 fiscal year. Revenues from television increased in the 2002 fiscal year to approximately $202,000 from $7,500 in the prior fiscal year. Video revenues of $19,208 in the 2002 fiscal year decreased 13% from the 2001 fiscal year, when we earned $22,151 in video revenues. This decrease was due to fewer sales of library video product during the 2002 fiscal year as compared to the 2001 fiscal year. Internet revenue of $10,788 represented a 21% decrease over the 2001 fiscal year, during which we earned Internet revenues of $13,685. Internet revenue consisted primarily of sales of merchandise.

         Costs related to trademark revenue, primarily royalties and commissions payable to third parties based on our trademark revenues, increased by approximately 297% to $88,155 for the fiscal year ended July 31, 2002 as compared to $22,221 during the 2001 fiscal year. The increase in costs resulted primarily from increased royalties resulting from higher motion picture and television trademark revenues earned during the fiscal year ended July 31, 2002. Costs related to Internet revenues were $32,256 for the fiscal year ended July 31, 2002 as compared to $36,040 for the fiscal year ended July 31, 2001, which represents a decline of 10%. Internet costs are direct expenses we incurred to develop, maintain, and promote our website excluding salaries and other general and administrative expenses incurred in connection with our Internet operations. Cost declines were related to the decline in Internet revenues earned during the fiscal year ended July 31, 2002 as compared to revenues earned during the fiscal year ended July 31, 2001.

         Amortization of intangible assets, the costs of our acquisition of the National Lampoon trademark, was $240,000 during each of the 2002 and 2001 fiscal years.

         During both the 2001 and the 2002 fiscal years we made significant expenditures to lawyers and investment bankers for advice and preparation of documentation related to the activities that culminated in the Reorganization Transaction with the NLAG Group. These expenses for the fiscal year ended July 31, 2002 totaled $545,887 and for the fiscal year ended July 31, 2001 totaled $1,532,837. Costs totaling approximately $865,000 incurred by us for legal and investment banking services rendered in conjunction with the Reorganization Transaction were classified as part of the cost of issuing the Series B Preferred Stock and, accordingly, decreased the amount of capital raised.

         Selling, general and administrative expenses for the fiscal year ended July 31, 2002 increased to $2,538,282 as compared to $1,221,338 for the fiscal year ended July 31, 2001. This increase of $1,316,944 or 108% resulted primarily from increases in officer salary costs of approximately $1.1 million. This salary increase was granted to our Chief Executive Officer in consideration of his forgiveness of all contingent notes and deferred salary due to him. Selling, general and administrative expenses also included increases in public filing and printing costs of $38,000 and an increase in corporate expenses of approximately $80,000 related to the Reorganization Transaction with the NLAG Group.

         During the fiscal year ended July 31, 2002, we recorded a benefit to SARs of $843,096 as compared to an expense of $379,695 during the prior year from SARs granted to our Chief Executive Officer. This credit resulted from a conversion of all SARs granted to the Chief Executive Officer to common stock options. This conversion eliminated the liability or the amount payable by us to the Chief Executive Officer upon exercise of the outstanding SARs.

         The conversion of the SARs to common stock options resulted in an expense of $140,894 for the fiscal year ended July 31, 2002. This cost reflects the difference between the exercise price of the SARs when converted to a stock option and the market price of the stock on the date of conversion. Other income of $175,484 reported for the fiscal year ended July 31, 2002 represents the elimination of liability associated with deferred salaries owed to the Chief Executive Officer as part of the Preferred Stock and Warrant Purchase Agreement.

         Interest income during the fiscal year ended July 31, 2002 decreased to $12,849 as compared to $55,551 for the same period during the fiscal year ended July 31, 2001. This decrease results from lower cash balances held during the year ended July 31, 2002 as compared to the fiscal year ended July 31, 2001.

         For the fiscal year ended July 31, 2002, we recorded a net loss of $1,613,334 as compared to a net loss of $3,076,516 for the fiscal year ended July 31, 2001. The substantial decrease in net loss in the amount of $1,463,182 resulted primarily from the conversion of SARs to common stock options, which had an overall benefit of $843,096, along with the reduction in the expensing of proxy solicitation expenses for the fiscal year ended July 31, 2002. In addition, revenues increased by $637,243 in the fiscal year ended July 31, 2002 over revenues earned during the fiscal year ended July 31, 2001.

THREE MONTHS ENDED APRIL 30, 2004 VS. THE THREE MONTHS ENDED APRIL 30, 2003

         For the three months ended April 30, 2004 trademark revenues were $263,824 as compared to $267,771 for the quarter ended April 30, 2003 representing a decrease of 1%. Trademark revenues from the "National Lampoon Vacation" films increased by $87,000 or 40% as compared to the 2003 fiscal year, but this increase was offset by revenues from AMC for the production of a pilot program and publishing royalties received in the prior year. Consumer product revenues, consisting of merchandise sold via the National Lampoon web site along with video sales, were $5,557 for the quarter ended April 30, 2004 which was 9% higher than the $5,080 earned during the same period in the prior year. A slight increase in Internet merchandize sales explains this variance. Advertising and promotional revenues of $231,387 represents an increase of 221% over the $72,063 earned during the quarter ended April 30, 2003. These revenues were generated by our wholly owned subsidiary, National Lampoon Networks, Inc. National Lampoon Networks, Inc. began operations in August 2003 as a result of the asset purchase of Burly Bear Networks, Inc. Greater operating experience and a greater sales effort resulted in increased advertising and promotion income in the quarter ended April 30, 2004.

         Costs related to trademark revenue during the quarter ended April 30, 2004 decreased to $52,545 from $68,032 for the quarter ended April 30, 2003, a 23% decrease. Costs were higher during the quarter ended April 30, 2003 because there was more television production during the quarter than during the quarter ended April 30, 2004. Costs related to consumer product revenues increased to $14,323 during the quarter ended April 30, 2004 from $3,151 for the same period in the 2003 fiscal year due to increased expenditures on website content accounts. Production costs of $396,758 represent an increase of $283,267 or 250% over the quarter ended April 30, 2003, when production costs were $113,491. These costs are associated with the cost of producing, delivering, and broadcasting the National Lampoon Network, Inc. programs via cable and directly by college campuses. National Lampoon Network, Inc. began operations in September 2002 and so costs and operations increased during the quarter ended April 30, 2004 from the same period in the prior fiscal year.

         Amortization of intangible assets, which included the costs of our acquisition of the "National Lampoon" trademark, was $60,000 for the quarters ended April 30, 2004 and April 30, 2003. However, amortization of intangible assets totaled $127,625 for the quarter ended April 30, 2003. The amount over $60,000, or $67,625, relate to the recognition of the Burly Bear intangible asset. This asset was recognized at $541,000, which was being amortized over a two year period. Impairment of the Burly Bear intangible asset was recognized at the end of the prior fiscal year, and so the asset was written off in full.

         Selling, general and administrative costs increased to $1,200,687 during the quarter ended April 30, 2004 versus $1,079,697 during the same period during the last fiscal year. This increase of approximately $121,000 or 11% resulted primarily from increased personnel costs of $82,000 and increased interest costs of $45,000 from continued borrowing from NLAG to fund operations. These increases were incurred as a result of an increase in the level of our operations and the start up of operations of National Lampoon Networks, Inc., which included opening offices in New York City. During the quarter ended April 30, 2004, the issuance of stock and the increased vesting of warrants and options issued for services resulted in a cost during the quarter of $161,881 as compared to $112,884 during the same period of the last fiscal year.

         For the three months ended April 30, 2004, we had a net loss of $1,383,986, or $0.90 per share, versus a net loss of $1,159,320, or $0.77 per share, for the three month period ended April 30, 2003. This increase in net loss of approximately $223,000 or 19% resulted primarily from an increase in the net loss attributable to National Lampoon Network, Inc. of approximately $124,000, and an increase of selling general and administrative costs of approximately $122,000 due to increased personnel costs and interest expense. During the quarters ended April 30, 2004 and 2003, we had no significant provision for income taxes due to the losses incurred.

NINE MONTHS ENDED APRIL 30, 2004 VS. THE NINE MONTHS ENDED APRIL 30, 2003

         For the nine months ended April 30, 2004 trademark revenues were $879,267 as compared to $455,436 for the nine months ended April 30, 2003. The increase in trademark revenues of approximately $424,000 or 93% resulted primarily from increases in revenues from the films "National Lampoon's Animal House" of approximately $48,000, the three "National Lampoon's Vacation" films of approximately $86,000, the production of 4 videos for Image Entertainment for $114,500 and a pilot for AMC which brought in approximately $198,000. Consumer products revenues including sale of videos and website merchandise of $54,130 in the nine months ended April 30, 2004 represents an increase of $44,198 or a 445% increase from consumer products revenues of $9,932 during the same period in the prior fiscal year. The increase was due primarily to revenues of $20,000 from Activision for the production of a video game, and Internet advertising revenues of approximately $22,500. Advertising and promotion revenues of $554,432 represents an increase of $472,369 or 576% from the $82,063 generated by National Lampoon Networks, Inc. during the same nine month period in the prior fiscal year. National Lampoon Networks, Inc. began operations in September 2002, and so revenues were de minimus for a number of months as programs were produced and sales people were hired.

         During the nine months ended April 30, 2003, costs related to trademark revenue, which include costs of producing National Lampoon videos and television shows as well as any costs associated with licensing revenues, increased to $399,152 from $75,743 for the nine months ended April 30, 2003, representing an increase of approximately $323,000 or 427%. This was primarily due to increased costs associated with the Image Entertainment videos and the AMC pilot together costing $304,000, as well as costs associated with a Live Event in Sundance, costing approximately $30,000. There were no corresponding costs during the same period of the prior fiscal year. Costs related to consumer product revenues increased to $28,337 during the nine months ended April 30, 2004 from $27,562 for the same period in the prior fiscal year, representing an increase of 3%. These costs include website development and maintenance, content creation and cost of video duplication. Increased costs of web site writing costs accounted for the majority of the increase.

         Costs associated with the production, distribution, and broadcasting of National Lampoon Network, Inc. programming was the main factor accounting for production costs during the first nine months of the current fiscal year. These costs were $1,123,168 as compared to $469,731 of costs in the first nine months of the prior fiscal year, representing an increase of approximately $553,000 or 139%. National Lampoon Networks, Inc. began operations in September 2002, and it took a number of months to hire personnel, establish offices and begin operations.

         Amortization of intangible assets, the costs of our acquisition of the "National Lampoon" trademark, was $180,000 during each of the nine months ended April 30, 2004 and 2003. In addition during the same period in the prior fiscal year, we amortized $157,792 of the Burly Bear intangible asset, which we acquired with the assets of the Burly Bear Networks, Inc. in August 2002. Impairment of the Burly Bear intangible asset was recognized during the prior fiscal year, and so it was fully written off by July 31, 2003.

         Selling, general and administrative costs increased to $3,458,481 during the nine months ended April 30, 2004 as compared to $2,996,950 during the same period in the prior fiscal year. This increase of approximately $462,000 or 15% resulted primarily from increased personnel costs of approximately $587,000, increased interest costs of approximately $101,000 associated with a loan from

NLAG to us, and increased general office costs of approximately $79,000. These increases were offset somewhat by a reduction in marketing costs of approximately $40,000, and as a result of the fact that there were no costs accounted for during the nine month period ended April 30, 2004 that were associated with the acquisition of Burly Bear or the Reorganization Transaction that took place in May 2002. The Burly Bear acquisition and the Reorganization Transaction costs during the prior fiscal year totaled approximately $265,000.

         Stock, warrants, and options issued for services during the nine month period ended April 30, 2004 totaled $479,997 as compared to $819,366 in the prior fiscal year, representing a decrease of approximately 339,000 or 41%. Fewer warrants and options were granted and vested during the nine month period ended April 30, 2004.

         Interest income during the nine month period ended April 30, 2004 decreased to $4,321 as compared to $5,594 during the nine month period ended April 30, 2003. This decrease resulted from a decrease in cash and cash equivalents held during the nine month period ended April 30, 2004 as compared to the same period in the prior year. Other income of $32,214 reported for the nine month period ended April 30, 2003 resulted from the collection of monies from an insurance company due to the loss of insured equipment. During the nine month period ended April 30, 2003, we reported minority interest in income of consolidated subsidiary of $99,000 which represents 15% of the loss of National Lampoon Networks, Inc., reflecting the 15% ownership of National Lampoon Networks, Inc. by a third party. The minority interest share of the losses cannot exceed $99,000, and so there was no corresponding benefit in the nine month period ended April 30, 2004.

         For the nine month period ended April 30, 2004, we had a net loss of $4,179,386 or $2.73 per share, compared to a net loss of $4,045,329, or $2.76 per share, for the nine month period ended April 30, 2003. This increase in net loss of approximately $135,000 or 3% resulted primarily from an increase of the losses attributable to National Lampoon Networks, Inc. of approximately $181,000 and the increase in personnel, interest costs, and general office costs of approximately $767,000. The loss is offset somewhat by reduced amortization costs of approximately $158,000, reduced expenses associated with the issuing of stock, warrants, and options of approximately $340,000, and reduced professional fees associated with corporate acquisitions and reorganizations of approximately $265,000. During the nine month periods ended April 30, 2004 and 2003, we had no significant provision for income taxes due to the losses incurred.

LIQUIDITY AND CAPITAL RESOURCES

         Our principal source of working capital during the nine month period ended April 30, 2004 was trademark income and loans received from NLAG. As of June 12, 2004, loans that we received from NLAG totaled $4,385,298. The loans bear interest at the rate of 4.75% per annum and are due to be converted into Series C Preferred Stock as part of the funding received through the sale of the Series C Preferred Stock.

         On May 17, 2003, certain notes payable totaling approximately $442,000 at April 30, 2002 were due to be paid in full. The notes represent money owed to legal firms relating to work done in conjunction with the Reorganization Transaction. As of April 30, 2004 approximately $390,000 in principal remained outstanding. We do not currently have the money to pay this obligation.

         For the nine months ended April 30, 2004, our net cash flow used in operating activities was approximately $3,480,000 as compared to $3,331,000 of net cash flow used in operating activities during the nine months ended April 30, 2003. This decrease of $149,000 results primarily from an increase in our net loss during the current fiscal year. At April 30, 2004, we had cash and cash equivalents of $16,739 as compared to $140,255 at July 31, 2003.

         Since the completion of the Reorganization Transactions through which NLAG gained control, our operations have been characterized by ongoing capital shortages caused by expenditures in initiating several new business ventures, such as the acquisition of Burly Bear Networks. We are actively seeking private sources of financing, including equity financing, from third party sources. There is no assurance that we will be successful in obtaining financing, including through the offering of our Series C Preferred Stock, or that, if we are able to obtain financing, it will be available on commercially acceptable terms. Our existing capital resources are insufficient to fund our activities for the next twelve months. Unless our revenues from new business activities significantly increase during that period, we will need to raise additional capital to continue to fund our planned operations or, in the alternative, significantly reduce or even eliminate certain operations. As of April 30, 2004 we had cash on hand of approximately $16,739, and receivables of $109,231. Even if we are able to collect all the receivables, this amount is not sufficient to fund our current operations, which we estimate to be approximately $350,000 per month. We have experienced a decrease in funding needs for the spring and part of the summer due to the fact that National Lampoon Networks, Inc. significantly reduces its operations during that period. It is anticipated that, if we are able to raise additional funding, National Lampoon Networks, Inc. will resume prior levels of production and operations when the school year begins in the fall. We anticipate that any shortfall in cash needs will be covered by the additional investments by NLAG. If NLAG declines to make additional investments, or should we be unable to secure additional financing, we could be forced to immediately curtail a significant portion, if not all, of our current operations.

         Our financial statements for the fiscal year ended July 31, 2003 contain an explanatory paragraph as to our ability to continue as a "going concern". This qualification may impact our ability to obtain future financing.

                              FINANCIAL STATEMENTS

                     NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                    AS OF            AS OF
                                                   APR. 30,         JUL. 31,
                                                    2004              2003
                                                 ------------    ------------
                                                 (UNAUDITED)

CURRENT ASSETS

     Cash and cash equivalents                   $     16,739    $    140,255
      Accounts receivable                             109,231          18,390
     Prepaid expenses and other current assets          8,428          15,636
                                                 ------------    ------------
         Total current assets                         134,398         174,281

NON-CURRENT ASSETS
     Capitalized production costs                     168,055          27,000
     Fixed assets, net of accumulated
        depreciation                                   61,081          42,859
     Intangible assets                              6,505,732       6,505,732
     Accumulated amortization of intangible
       assets                                      (4,229,578)     (4,049,578)
     Other assets                                       4,459           4,500
                                                 ------------    ------------
         Total non-current assets                   2,509,749       2,530,513
                                                 ------------    ------------
TOTAL ASSETS                                     $  2,644,147    $  2,704,794
                                                 ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                            $    444,462    $    183,485
     Accrued expenses                                 826,845         781,023
     Notes payable, including related parties
       of $4,447,798                                4,841,105       1,443,856
     Deferred income                                  100,000         161,000
                                                 ------------    ------------
       TOTAL LIABILITIES                            6,212,412       2,569,364
                                                 ------------    ------------

SHAREHOLDERS' EQUITY (DEFICIT)
     Preferred Stock Series B, par value
     $.0001, 68,406 shares authorized,
     63,607 and 63,607 shares issued
     respectively                                           6               6

     Common Stock, no par value, 15,000,000
       shares authorized, 1,533,418 and
       1,526,795 shares issued, respectively              153             153
      Additional paid in capital                   17,265,984      17,110,401
     Less: Note receivable on common stock           (161,540)       (157,220)
               deferred compensation                 (676,652)     (1,001,066)
     Accumulated deficit                          (19,996,216)    (15,816,844)
                                                 ------------    ------------
       TOTAL SHAREHOLDERS' EQUITY (DEFICIT)        (3,568,265)        135,430
                                                 ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $  2,644,147    $  2,704,794
                                                 ============    ============

The accompanying notes are an integral part of these consolidated financial statements.

                                NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                              (UNAUDITED)


                                                               THREE MONTHS                  NINE MONTHS
                                                              ENDED APR. 30,                ENDED APR. 30,
                                                       --------------------------    --------------------------
                                                           2004           2003           2004           2003
                                                       -----------    -----------    -----------    -----------
REVENUE

   Trademark                                           $   263,824    $   267,771    $   879,267    $   455,436
   Consumer products                                         5,557          5,080         54,130          9,932
   Advertising and promotion                               231,387         72,063        554,432         82,063
                                                       -----------    -----------    -----------    -----------
     Total revenue                                         500,768        344,914      1,487,829        547,431
                                                       -----------    -----------    -----------    -----------

COSTS AND EXPENSES
   Costs related to trademark revenue                       52,545         68,032        399,152         75,743
   Costs related to consumer products revenue               14,323          3,151         28,337         27,562
   Television promotion and distribution costs             396,758        113,491      1,123,168        469,731
   Amortization of intangible assets                        60,000        127,625        180,000        337,792
   Selling, general & administrative expenses            1,200,687      1,079,697      3,458,481      2,996,950
   Stock, warrants, & options issued for services          161,881        112,884        479,997        819,366
                                                       -----------    -----------    -----------    -----------
     Total costs and expenses                            1,886,194      1,504,880      5,669,135      4,727,144
                                                       -----------    -----------    -----------    -----------
     OPERATING LOSS                                     (1,385,426)    (1,159,966)    (4,181,306)    (4,179,713)
OTHER INCOME
   Interest income                                           1,440          1,446          4,320          5,594
   Other income                                                 --             --             --         32,214
                                                       -----------    -----------    -----------    -----------
     Total other income                                      1,440          1,446          4,320         37,808
                                                       -----------    -----------    -----------    -----------
LOSS BEFORE MINORITY INTEREST AND
AND INCOME TAXES                                        (1,383,986)    (1,158,520)    (4,176,986)    (4,141,905)
Minority interest in loss of consolidated subsidiary            --             --             --         99,000

  Provision for state income taxes                              --            800          2,400          2,424
                                                       -----------    -----------    -----------    -----------
     NET LOSS                                          ($1,383,986)   ($1,159,320)   ($4,179,386)   ($4,045,329)
                                                       ===========    ===========    ===========    ===========

  Net loss per share - basic and diluted               ($     0.90)   ($     0.77)   ($     2.73)   ($     2.76)
                                                       ===========    ===========    ===========    ===========
  Weighted average number of common
    shares - basic and diluted                           1,533,418      1,501,190      1,531,310      1,463,419
                                                       ===========    ===========    ===========    ===========



The accompanying notes are an integral part of these consolidated financial statements.

                     NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                             FOR THE NINE MONTHS
                                                                ENDED APR. 30,
                                                          --------------------------
                                                              2004           2003
                                                          -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                               ($4,179,386)   ($4,045,329)
   Adjustments to reconcile net loss to net
    cash provided by operating activities:
        Depreciation and amortization                         202,178        441,264
        Stock, options and warrants issued for services       479,997        819,366
         Minority interest                                         --        (99,000)
        Other                                                  (4,320)        (4,320)
   Changes in assets and liabilities:
        Increase in accounts receivable                       (90,841)       (50,213)
        (Increase)/decrease in other current assets             7,207         (6,767)
         Decrease/(increase) in other assets                       41         (4,500)
         (Increase) in production costs                      (141,055)      (267,038)
         Increase/(decrease) in accounts payable              260,978       (127,295)
         Increase/(decrease) in accrued expenses               45,835        (86,897)
         (Decrease)/increase in deferred revenues             (61,000)       100,000
                                                          -----------    -----------
     NET CASH USED IN OPERATING ACTIVITIES                 (3,480,366)    (3,330,729)
                                                          -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Acquisition of Burly Bear networks                              --       (200,000)
   Purchase of fixed assets                                   (40,399)       (56,455)
                                                          -----------    -----------
   NET CASH AND CASH EQUIVALENTS
     USED IN INVESTING ACTIVITIES                             (40,399)      (256,455)
                                                          -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from Series B preferred stock issuance                 --      2,115,000
   Exercise of stock options                                       --         35,125
   Increase in notes payable                                3,397,249        576,053
                                                          -----------    -----------
   NET CASH AND CASH EQUIVALENTS
     PROVIDED BY FINANCING ACTIVITIES                       3,397,249      2,726,178
                                                          -----------    -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                    (123,516)      (861,006)

CASH AND CASH EQUIVALENTS
   BEGINNING OF PERIOD                                        140,255      1,024,207
                                                          -----------    -----------
CASH AND CASH EQUIVALENTS
   END OF PERIOD                                          $    16,739    $   163,201
                                                          ===========    ===========
Supplemental disclosure of non-cash investing and
  financing activities:

Stock, warrants, and options issued for services          $   479,997    $   819,366
                                                          ===========    ===========
Common stock issued in Burly Bear Acquisition             $        --    $   400,000
                                                          ===========    ===========



The accompanying notes are an integral part of these consolidated financial statements.

                     NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A -- BASIS OF PRESENTATION AND GOING CONCERN

The accompanying unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") and in accordance with generally accepted accounting principles for interim financial statements. Accordingly, they do not include all of the information and disclosures required for annual consolidated financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company's financial position as of April 30, 2004, and the results of operations and cash flows for the three and nine month periods ended April 30, 2004 and 2003 have been included. These consolidated financial statements should be read in conjunction with the consolidated financial statements and related footnotes for the year ended July 31, 2003 included in the National Lampoon, Inc. ("Company" or "Registrant") annual report on Form 10-K for that period.

The results of operations for the three and nine month periods ended April 30, 2004 are not necessarily indicative of the results to be expected for the full fiscal year. For further information, refer to the financial statements and related footnotes included in the Company's annual report on Form 10-K for the year ended July 31, 2003.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. Since the consummation of the Reorganization Transactions disclosed in detail in the Company's annual report on Form 10-K for the year ended July 31, 2002, we have initiated a number of new business activities, and significantly increased our overhead by the hiring of new employees and consultants. To date, these operations have provided limited operating revenue, and we have been relying on funding received from a group headed by Daniel S. Laikin, Paul Skjodt and Timothy S. Durham (the "NLAG Group"), as more fully set forth in disclosures on the Form 10-K for the year ended July 31, 2003, in the form of securities purchased in connection with the Reorganization Transactions, and subsequent investment by Messrs. Laikin and Durham (NLAG Group) in the form of a loan, to fund operations. Since the consummation of the Reorganization Transactions, in which we received $2,085,318, subsequent warrant exercises have provided us with $1,305,000, although $200,000 of this amount was allocated for the Burly Bear transaction, and we received an additional $4,385,298 as of June 12, 2004 from the NLAG Group in the form of a loan. We had negotiated a series of agreements with certain parties, which had been anticipated to close by the end of December 2003 (the "December Anticipated Financing Transaction"), and would have resulted in additional investment in the Company of approximately $5.5 million. The December Anticipated Financing Transaction was not consummated. The Company is pursuing other investors with the intention of utilizing similar terms and conditions as those established in the December Anticipated Financing Transaction. Our consolidated financial statements for the fiscal year ended July 31, 2003 contain an explanatory paragraph as to our ability to continue as a going concern. This explanatory paragraph may impact our ability to obtain future financing.

NOTE B - STOCK OPTIONS

The Company has adopted SFAS No. 123, "Accounting for Stock Based Compensation", issued in October 1995. In accordance with SFAS No. 123, The Company has elected to follow Accounting Principles Board ("APB) Opinion No. 25, "Accounting for Stock issued to Employees", and related interpretation in accounting for its employee stock options. Under APB Opinion No. 25, because the exercise price of the company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized. If the Company elected to recognize compensation expense based on the fair value of the options granted on their grant date as prescribed by SFAS No. 123, the Company's net income/(loss) and earnings/(loss) per share would have been reduced to the pro forma amounts as follows:


                                          NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                                         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                                        3 MONTHS ENDED APRIL 30              9 MONTHS ENDED APRIL 30
                                                  ------------------------------------ ------------------------------------
                                                        2004              2003               2004              2003
                                                  ----------------- ------------------ ----------------- ------------------
Net income (loss) - as reported                   $     (1,383,986) $      (1,159,320) $     (4,179,386) $       (4,045,326)
------------------------------------------------- ----------------- ------------------ ----------------- ------------------
APB 25 expense recognized                                       --                 --                --                  --
------------------------------------------------- ----------------- ------------------ ----------------- ------------------
Stock option compensation under fair
     value method                                           78,415             67,160           258,186             203,876
------------------------------------------------- ----------------- ------------------ ----------------- ------------------
Net income (loss) - pro forma                     $     (1,462,401) $      (1,226,480) $     (4,437,572) $       (4,249,202)
------------------------------------------------- ----------------- ------------------ ----------------- ------------------
Basic and diluted earnings (loss) per
     share as reported                            $          (0.90) $           (0.77) $          (2.73) $            (2.76)
------------------------------------------------- ----------------- ------------------ ----------------- ------------------
Basic and diluted earnings (loss) per
     share pro forma                              $          (0.95) $           (0.82) $          (2.90) $            (2.90)
------------------------------------------------- ----------------- ------------------ ----------------- ------------------



NOTE C - RECENT ACCOUNTING PRONOUNCEMENTS:

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin (ARB) No. 51". This interpretation clarifies the application of ARB No. 51, "Consolidated Financial Statements", to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. In December 2003, the FASB revised FASB Interpretation No. 46 (FIN 46R) which allowed companies with certain types of variable interest entities to defer implementation until March 31, 2004.

In December 2003, the FASB issued a revised SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" which replaces the previously issued Statement. The revised Statement increases the existing disclosures for defined benefit pension plans and other defined benefit postretirement plans. However, it does not change the measurement or recognition of those plans as required under SFAS No. 87, "Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." Specifically, the revised Statement requires companies to provide additional disclosures about pension plan assets, benefit obligations, cash flows, and benefit costs of defined benefit pension plans and other defined benefit postretirement plans. Also, companies are required to provide a breakdown of plan assets by category, such as debt, equity and real estate, and to provide certain expected rates of return and target allocation percentages for these asset categories. The Company has implemented this pronouncement and has concluded that the adoption has no material impact to the financial statements.

In December 2003, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition." SAB 104 supersedes SAB 101, "Revenue Recognition in Financial Statements." SAB 104's primary purpose is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." Additionally, SAB 104 rescinds the SEC's Revenue Recognition in Financial Statements Frequently Asked Questions and Answers ("the FAQ") issued with SAB 101 that had been codified in SEC Topic 13, Revenue Recognition. Selected portions of the FAQ have been incorporated into SAB 104. While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104, which was effective upon issuance. The adoption of SAB 104 did not impact the consolidated financial statements

                     NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE D - CAPITALIZED FILM COSTS

Pursuant to Statement of Position ("SOP") 00-2, "Accounting by Producers or Distributors of Films", issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants, the Company values its film costs at the lower of unamortized cost or net realizable value on an individual title basis in accordance with generally accepted accounting principles. Capitalized film costs represent those costs incurred in the development, production and distribution of television projects. Amortization of film cost is charged to expense, and third party participations are accrued, using the individual film forecast method whereby expense is recognized in the proportion that current period revenues bear to an estimate of ultimate revenues. These estimates of revenues are prepared and reviewed periodically by management.

NOTE E -- EARNINGS PER SHARE

Diluted earnings per share amounts are calculated using the treasury method and are based upon the weighted average number of common and common equivalent shares outstanding during the period. Basic and diluted earnings per share are the same as common equivalent shares and are excluded from the computation, as they would have an anti-dilutive effect. Options and warrants to purchase 43,791 and 218,239 common shares during the three months ended April 30, 2004 and 2003, and 113,987 and 278,724 for the nine months ended April 30, 2004 and 2003 respectively are not included in the calculation of diluted earnings per share respectively because their inclusion would be anti-dilutive.

NOTE F -- SEGMENT INFORMATION

     The Company operates in three business segments: licensing and exploitation of the "National Lampoon" trademark and related properties; sale of consumer products from the nationallampoon.com website and other consumer product sales; and television production and distribution from the National Lampoon Network . Segment operating income/(loss) excludes the amortization of intangible assets, stock appreciation rights costs, interest income, certain corporate expenses related to prior year Recent Developments - which led to the Reorganization Transaction and income taxes. Selling, general and administrative expenses not specifically attributable to any segment have been allocated equally between the trademark and internet segments. Summarized financial information for the three and nine month periods ended April 30, 2004 and 2003 concerning the Company's segments is as follows:


                                                      CONSUMER
                                        TRADEMARK        PROD        TELEVISION        TOTAL
                                       -----------    -----------    -----------    -----------
Three Months Ended April 30, 2004

     Segment revenue                   $   264,000    $     6,000    $   231,000    $   501,000
     Segment operating (loss)/income      (223,000)      (502,000)      (600,000)    (1,325,000)

Three Months Ended April 30, 2003

     Segment revenue                   $   268,000    $     5,000    $    72,000    $   345,000
     Segment operating income/(loss)      (130,000)      (385,000)      (517,000)    (1,032,000)

Nine Months Ended April 30, 2004

     Segment revenue                   $   879,000    $    54,000    $   555,000    $ 1,488,000
     Segment operating (loss)/income      (566,000)    (1,207,000)    (2,230,000)    (4,003,000)

Nine Months Ended April 30, 2003

     Segment revenue                   $   456,000    $     9,000    $    82,000    $   547,000
     Segment operating income/(loss)    (1,098,000)    (1,596,000)    (1,019,000)    (3,713,000)


                     NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A reconciliation of segment operating loss to net income before income taxes for the three and nine month periods ended April 30, 2004 and 2003 is as follows:

                                        FOR THE THREE MONTHS ENDED
                                        --------------------------
                                          APR. 30,       APR. 30,
                                            2004           2003
                                        -----------    -----------
Total segment operating (loss)/income   ($1,325,000)   ($1,032,000)
Amortization of intangible assets            60,000        128,000
Interest income                              (1,000)        (1,000)
                                        -----------    -----------
Net (loss)/income before income taxes   ($1,384,000)   ($1,159,000)
                                        ===========    ===========


                                        FOR THE NINE MONTHS ENDED
                                        --------------------------
                                          APR. 30,       APR. 30,
                                            2004           2003
                                        -----------    -----------
Total segment operating loss            ($4,003,000)   ($3,713,000)
Amortization of intangible assets           180,000        338,000
Interest income                              (4,000)        (6,000)
                                        -----------    -----------
Net (loss)/income before income taxes   ($4,179,000)   ($4,045,000)
                                        ===========    ===========

NOTE G - LITIGATION

On August 18, 2003, a lawsuit was filed against us by Duncan Murray in Los Angeles Superior Court, case number BC300908. Mr. Murray claimed that he was unjustly terminated and was owed severance. The matter was sent to arbitration on February 17, 2004 and was settled on that date. According to the terms of the Settlement and General Release Agreement, the Company paid to Mr. Murray and his lawyer a total of approximately $42,500, of which all has been accrued for during prior quarters.

INDEPENDENT AUDITORS REPORT

BOARD OF DIRECTORS NATIONAL LAMPOON, INC., LOS ANGELES, CALIFORNIA

We have audited the accompanying consolidated balance sheets of National Lampoon, Inc. and Subsidiaries (the Company) as of July 31, 2003, and 2002, and the related consolidated statements of operations, shareholders equity and cash flows for each of the three years in the period ended July 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of National Lampoon, Inc. as of July 31, 2003 and the results of their consolidated operations and their consolidated cash flows for each of the three years in the period ended July 31, 2003 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the consolidated financial statements, the Company's net losses of $5,924,836, $1,613,334 and $3,076,516 in the last three years, negative working capital of $2,395,053 and accumulated deficit of $15,816,844 at July 31, 2003 raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments to asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.


/s/ Stonefield Josephson, Inc.
------------------------------
CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
October 7, 2003

                     NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                            AS OF JULY 31,
                                                   ----------------------------
                                                        2003            2002
                                                   ------------    ------------
CURRENT ASSETS

    Cash and cash equivalents                      $    140,255    $  1,024,207
    Prepaid expenses and other current assets            34,026          17,323
                                                   ------------    ------------
                Total current assets                    174,281       1,041,530
                                                   ------------    ------------

NON-CURRENT ASSETS
    Fixed assets, net of accumulated depreciation        42,859           7,123
    Film library, net of amortization                    27,000
    Intangible assets                                 6,505,732       5,964,732
    Accumulated amortization of intangible assets    (4,049,578)     (3,268,578)
    Other assets                                          4,500
                                                   ------------    ------------
                Total non-current assets              2,530,513       2,703,277
                                                   ------------    ------------

TOTAL ASSETS                                       $  2,704,794    $  3,744,807
                                                   ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
    Accounts payable                               $    183,485    $    310,951
    Accrued expenses                                    781,023         490,244
    Notes payable including $996,250 due to
    shareholders                                      1,443,856         415,000
    Deferred income                                     161,000
                                                   ------------    ------------

                Total current liabilities             2,569,364       1,216,195
                                                   ------------    ------------

        TOTAL LIABILITIES                             2,569,364       1,216,195
                                                   ------------    ------------

SHAREHOLDERS' EQUITY
    Preferred Stock, no par value, 2,000,000
    shares authorized, no shares issued and
    outstanding (cancelled, see Note F)                      --              --
    Series B Preferred Stock, no par value, 68,406
    shares authorized, 63,607 shares
    issued and outstanding                            4,921,618       2,585,318
    Common Stock, no par value, 15,000,000 shares
    authorized, 1,526,795 and 1,385,483
    shares issued, respectively                      12,188,942       9,986,762
    Less: Note receivable on common stock              (157,220)       (151,460)
    Deferred compensation                            (1,001,066)             --
    Accumulated Deficit                             (15,816,844)     (9,892,008)
                                                   ------------    ------------

        TOTAL SHAREHOLDERS' EQUITY                      135,430       2,528,612
                                                   ------------    ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $  2,704,794    $  3,744,807
                                                   ============    ============



The accompanying notes are an integral part of these consolidated financial statements.


                                               NATIONAL LAMPOON INC. AND SUBSIDIARIES
                                                CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                 FOR THE YEARS ENDED JULY 31,
                                                                     -----------------------------------------------------
                                                                        2003            2002            2001
                                                                     -----------     -----------     -----------
REVENUES

    Trademark                                                        $   904,244     $   913,491     $   270,408
    Consumer products                                                     11,577          29,996          35,836
    Advertising and promotion revenues                                    92,063              --              --
                                                                     -----------     -----------     -----------
        Total revenue                                                  1,007,884         943,487         306,244
COSTS AND EXPENSES
    Costs related to trademark revenue                                   285,174          88,155          22,221
    Costs related to consumer products                                    23,374          33,432          40,620
    Production costs                                                     872,868              --              --
    Amortization of intangible assets                                    781,000         240,000         240,000
    Proxy solicitation                                                        --         545,887       1,532,837
    Selling, general administrative expenses                           4,159,094       2,538,282       1,221,338
    Stock, warrants, and options issued for services                     947,040              --              --
    Stock appreciation rights (benefit)/expense                               --        (843,096)        379,695
    Conversion of stock appreciation rights to stock options                  --         140,894              --
                                                                     -----------     -----------     -----------

        Total costs and expenses                                       7,068,550       2,743,554       3,436,711
                                                                     -----------     -----------     -----------

    OPERATING LOSS                                                    (6,060,666)     (1,800,067)     (3,130,467)
OTHER INCOME/(EXPENSE)
    Interest income                                                        7,040          12,849          55,551
    Reduction of deferred payroll                                             --         175,484              --
    Other income                                                          32,214
                                                                     -----------     -----------     -----------
        Total other income                                                39,254         188,333          55,551
                                                                     -----------     -----------     -----------

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARY                    99,000
                                                                     -----------     -----------     -----------

    LOSS BEFORE INCOME TAXES                                          (5,922,412)     (1,611,734)     (3,074,916)
Provision for income taxes                                                 2,424           1,600           1,600
                                                                     -----------     -----------     -----------

NET LOSS                                                             $(5,924,836)    $(1,613,334)    $(3,076,516)
                                                                     ===========     ===========     ===========

Loss per share basic & diluted                                       $     (4.02)    $     (1.17)    $     (2.26)
                                                                     ===========     ===========     ===========

Weighted average number of common shares  basic & diluted              1,475,156       1,380,597       1,358,342
                                                                     ===========     ===========     ===========



The accompanying notes are an integral part of these consolidated financial statements.


                                               NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                         NOTE
                      PREFERRED  PREFERRED    COMMON       COMMON     RECEIVABLE             DEFERRED                     TOTAL
                        STOCK      STOCK       STOCK        STOCK     ON COMMON   TREASURY COMPENSATION  ACCUMULATED   SHAREHOLDERS'
                       SHARES      AMOUNT      SHARES      AMOUNT       STOCK      STOCK      AMOUNT       DEFICIT       EQUITY
                      ---------  ---------  ----------   ----------   ----------  -------- ------------  ------------  ------------

Balance at July 31,
 2000                                       $1,337,046   $9,024,778   $ (139,940) $ (1,603)              $ (5,202,159) $  3,681,076
      Interest on note
        receivable                                                        (5,760)                                            (5,760)
      Cancel Treasury
        Stock                                   (1,166)      (1,603)                 1,603
      Common stock
        issued for
        services                                23,214      271,263                                                         271,263
      Options granted
        for services                                        287,000                                                         287,000

      Exercise of stock

        options                                 12,022       35,329                                                          35,329
      Net loss                                                                                             (3,076,516)   (3,076,516)
                      ---------  ---------  ----------   ----------   ----------  -------- ------------  ------------   -----------
Balance at July 31,
  2001                                       1,371,116    9,616,767     (145,700)                          (8,278,674)  $ 1,192,393
      Interest on note
        receivable                                                        (5,760)                              (5,760)
      Preferred stock
      issued in NLAG
      transaction, net
        of costs         40,244  2,585,318                                                                                2,585,318
     Exercise of stock
        options                                 14,367       83,101                                                          83,101

      Warrants issued
        for services                                        146,000                                                         146,000
      Conversion of
       SARs                        140,894                                                      140,894
      Net loss                                                                                             (1,613,334)   (1,613,334)
                      ---------  ---------  ----------   ----------   ----------  -------- ------------  ------------   -----------
Balance at July 31,
  2002                   40,244  2,585,318   1,385,483    9,986,762     (151,460)                          (9,892,008)     2,528,612

   Interest on note
     receivable                                                           (5,760)                                            (5,760)

   Preferred stock
     issued for
     cash               21, 150  2,115,000                                                                                2,115,000

   Preferred stock
   issued for             2,213    221,300                                                                                  221,300
   services

   Exercise of stock
     options                                    53,411       75,374                                                          75,374

   Warrants/options
     issued for                                 14,100    1,726,806                                                       1,726,806
     services

   Common stock issued
    in connection with
     Burly Bear
     acquisition                                73,801      400,000                                                         400,000

   Non vested portion
    of stock issued
     for services                                                                            (1,001,066)                 (1,001,066)
        Net loss                                                                                          (5,924,836)    (5,924,836)
                      ---------  ---------  ---------- ------------   ----------  -------- ------------  ------------   -----------
Balance at July 31,
 2003                    63,607  4,921,618   1,526,795  $12,188,942     (157,220)          $ (1,001,066) $(15,816,844)      135,430
                      =========  =========  ========== ============   ==========  ======== ============  ============   ===========



The accompanying notes are an integral part of these consolidated financial statements.

                                                                 F-5



                                               NATIONAL LAMPOON, INC. AND SUBSIDIARIES

                                                CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                        FOR THE YEARS ENDED JULY 31,
                                                                                -----------------------------------------
                                                                                   2003            2002           2001
                                                                                -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net loss                                                                $(5,924,836)   $(1,613,334)   $(3,076,516)
        Adjustments to reconcile net loss to net cash used in operating activities:

  Depreciation and amortization                                                     900,140        248,451        253,720
                Stock appreciation rights (benefit)/expense                              --       (843,096)       379,695
                Conversion of stock appreciation rights to stock options                 --        140,894
                Other                                                                (5,760)        (5,760)        (5,760)
                Stock issued for services                                                               --        271,263
                Warrants/options granted for services                               947,040        146,000        287,000
        Changes in assets and liabilities:
                Decrease(increase) in accounts receivable                                --             --          6,580
                Decrease/(increase) in prepaid expenses and other current           (16,704)        15,362        (10,472)
                assets
                Decrease/(increase) in capitalized production costs                 (68,000)
                Decrease/(increase) in other assets                                  (4,500)            --         10,758
                (Decrease)/increase in accounts payable                            (127,467)        68,500        (49,115)
                (Decrease)/increase in accrued expenses                             290,781       (130,461)       246,013
                Increase in deferred revenues                                       161,000
                (Decrease) in settlement payable                                         --       (203,117)
                (Decrease)/increase in extension payments                                         (200,000)       200,000
                                                                                -----------    -----------    -----------
    NET CASH AND CASH EQUIVALENTS USED IN OPERATING ACTIVITIES                   (3,848,306)    (2,376,561)    (1,486,834)

                                                                                -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

        Acquisition of Burly Bear Networks                                         (200,000)
        Purchase of fixed assets                                                    (54,876)        (7,123)       (2,354)

                                                                                -----------    -----------    -----------

     NET CASH AND CASH EQUIVALENTS USED IN INVESTING ACTIVITIES                    (254,876)        (7,123)       (2,354)
                                                                                -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
        Exercise of stock options                                                    75,374         83,101         35,329
        Exercise of Stock Appreciation Rights shares                                                             (105,419)
        Purchase of Series B preferred shares                                     2,115,000
                                                                                                 2,585,318

        Increase in notes payable                                                 1,028,856        415,000
                                                                                -----------    -----------    -----------

     NET CASH AND CASH EQUIVALENTS PROVIDED BY USED IN FINANCING
       ACTIVITIES                                                                 3,219,230      3,083,419        (70,090)
                                                                                -----------    -----------    -----------

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS                               (883,952)       699,735     (1,559,278)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                    1,024,207        324,472      1,883,750
                                                                                -----------    -----------    -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                        $   140,255    $ 1,024,207    $   324,472

            Cash paid for:Taxes                                                 $     2,424    $     1,643    $     5,401
                                                                                ===========    ===========    ===========
Supplemental disclosure: shares/options/warrants issued for services            $   947,040    $         0    $         0


The accompanying notes are an integral part of these consolidated financial statements.


                                                                 F-6

NOTE A

Organization and Principles of Consolidation. The consolidated financial statements include the accounts of National Lampoon, Inc. and its subsidiaries (Company) after elimination of all inter-company items and transactions. The Company, a California corporation, was formed in 1986 and was primarily engaged in the acquisition, production and distribution of videocassette programs for retail sale. During fiscal year 1991, the Company acquired all of the outstanding shares of National Lampoon, Inc. (NLI). NLI was incorporated in 1967 and was primarily engaged in publishing the National Lampoon Magazine and related activities. Subsequent to the Company's acquisition of NLI, it has de-emphasized its videocassette business and publishing operations and has focused primarily on exploitation of the National Lampoon trademark including the October 1999 launch of the Company's website, nationallampoon.com. The Company formally changed its name to National Lampoon, Inc. in September of 2002.

On May 17, 2002, the Company, James P. Jimirro, the Chairman of the Board, President and Chief Executive Officer, and a group of investors known collectively as the National Lampoon Acquisition Group (NLAG) completed a Preferred Stock and Warrant Purchase Agreement, (the Purchase Agreement). The Purchase Agreement called for, among other items, the purchase of 35,244 units, consisting of one share of Series B Preferred Stock and a warrant to purchase
28.169 shares of the Company common stock, at $100 a unit. The Series B Preferred Stock votes on an as converted basis as a class with the shares of Common Stock. As part of the transaction entered into related to the Purchase Agreement, one member of NLAG became Chief Operating Officer of the Company, and entered into an employment agreement with the Company, and a voting agreement was entered into providing for the election of three Jimirro nominees, three NLAG nominees, and one nominee acceptable to both parties The consummation of the Reorganization Transactions effectively concluded all of the litigation between the Company, the members of the NLAG Group and Mr. Jimirro.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company's net losses of $5,924,836 and $1,613,334 in the last two years, negative working capital of $2,395,053 and an accumulated deficit of $15,816,844 raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments to asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

Management recognizes that the Company must generate additional resources to enable it to continue operations. The Purchase Agreement with NLAG authorized the purchase of 29,256 additional Series B units at $100 each. At July 31, 2002 there were 24,256 unissued Series B units authorized remaining to be purchased by the NLAG. If purchased, that would result in $2,425,600 of additional capital to the Company. However no assurance can be given that NLAG or any other party will purchase the 24,256 Series B units authorized, but not issued, at July 31, 2002. The Company may also issue shares of common stock or other series of preferred stock to investors as a means of raising capital. In addition, the Company is very active in increasing operations through acquisitions and forming new divisions in an effort to increase cash flow and profitability. If management is unable to raise additional capital and cannot increase cash flow through operations, the Company will not be able to meet its obligations and may have to cease operations.

We have entered into a series of agreements with Avalon Equity Partners, Golden International Group, Tim Durham and Daniel Laikin, which are anticipated to close by the end of November 2003 (the "November Anticipated Financial Transaction"). Pursuant to the terms of the November Anticipated Financial Transaction, Avalon Equity Partners, Golden International Group, Tim Durham and Daniel Laikin, will invest approximately $8,000,000 (which includes approximately $2.5 million already loaned to us) in a new series of convertible preferred stock. The transaction is subject to numerous closing conditions, nevertheless, no assurance can be given that the November Anticipated Financing Transaction will be consummated.

Revenue Recognition. The Company's trademark licensing revenues are generally recognized when received or when earned under the terms of the associated agreement and when the collection of such revenue is reasonably assured. Revenues from the sale of videocassettes and DVDs, net of estimated provisions for returns (which are not material for any period presented) are recognized when the units are shipped. Revenues from Internet operations are recognized when earned under the terms of the associated agreement and the collection of such revenue is reasonably assured. Revenues from advertising and promotion are recognized when earned under the terms of the associated agreement or when the advertisement has been broadcast and the collection of such revenues are reasonably assured.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Depreciation. Depreciation of fixed assets is computed by the straight-line method over the estimated useful lives of the assets ranging from three to five years.

Cash Concentration and Cash Equivalents. The Company maintains its cash balances at financial institutions that are federally insured, however, at times such balances may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Intangible Assets. Intangible Assets consists primarily of the National Lampoon trademark and is being amortized on a straight-line basis over twenty-five years. The Company continually evaluates whether events or circumstances have occurred that indicate the remaining estimated useful life of intangible assets should be revised or the remaining balance of intangible assets may not be recoverable. Factors that would indicate the occurrence of such events or circumstances include current period operating or cash flow losses, a projection or forecast of future operating or cash flow losses, or the inability of the Company to identify and pursue trademark licensing opportunities on terms favorable to the Company. The intangible asset acquired through the acquisition of Burly Bear, Inc. have been written off based upon the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets".

As of July 31, 2003, the Company has determined that expected future cash flows relating to its intangible assets will result in the recovery of the carrying value of such asset. The continued realization of these intangible assets, however, is dependent upon the continued exploitation of the National Lampoon trademark for use in motion pictures, television, the Internet, merchandising and other appropriate opportunities. If these and other ventures that the Company may enter into do not result in sufficient revenues to recover the associated intangible assets, the Company's future results of operations may be adversely affected by adjustments to the carrying values of such intangible assets.

NEW ACCOUNTING PRONOUNCEMENTS:

In October 2001, the FASB recently issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which requires companies to record the fair value of a liability for asset retirement obligations in the period in which they are incurred. The statement applies to a company's legal obligations associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, and development or through the normal operation of a long-lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the carrying amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability is accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. The statement is effective for fiscal years beginning after June 30, 2002. The adoption did not have a material impact on the Company's financial position or results of operations.

In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Statement 144 addresses the accounting and reporting for the impairment or disposal of long-lived assets. The statement provides a single accounting model for long-lived assets to be disposed of. New criteria must be met to classify the asset as an asset held-for-sale. This statement also focuses on reporting the effects of a disposal of a segment of a business. This statement is effective for fiscal years beginning after December 15, 2001. The adoption did not have a material impact on the Company's financial position or results of operations.

In April 2002, the FASB issued Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishments of Debt", and an amendment of that Statement, FASB Statement No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements" and FASB Statement No. 44, "Accounting for Intangible Assets of Motor Carriers". This Statement amends FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The adoption did not have a material impact on the Company's financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which addresses financial accounting and reporting for costs associated with exit or disposal activities and supersedes EITF Issue 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3, a liability for an exit cost as defined in EITF 94-3 was recognized at the date of an entity's commitment to an exit plan. SFAS No. 146 also establishes that the liability should initially be measured and recorded at fair value. The adoption did not have a material impact on the Company's financial position or results of operations.

In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions" which provides guidance on the accounting for the acquisition of a financial institution. SFAS No. 147 removes acquisitions of financial institutions between one enterprise from the scope of both FASB Statement No. 72, "Accounting for Certain Acquisitions of Banking or Thrift Institutions, and FASB Interpretation No. 9, "Apply APB Opinion No. 16 and 17, "When a Savings and Loan Association or a Similar Institution is Acquired in a Business Combination Accounted for by the Purchase Method" and requires that those transactions be account for in accordance with FASB Statements No. 141 and
142. Additionally, SFAS No. 147 amends FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions. The adoption of this pronouncement did not have a material impact on the Company's financial position or results of operations

In November 2002, the FASB issued Interpretation No. (FIN) 45, "Guarantor's Accounting and Disclosure requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." Among other things, the Interpretation requires guarantors to recognize, at fair value, their obligations to stand ready to perform under certain guarantees. FIN 45 is effective for guarantees issued or modified on or after January 1, 2003. The Company does not expect the adoption of this pronouncement to have a material impact to the Company's financial position or results of operations.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure", which amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. Additionally, SFAS No. 148 amends the disclosure requirements of SFAS No. 123, regardless of which method of accounting is chosen, to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has adopted the disclosure requirements and has determined not to voluntarily change to the fair value based method of accounting for stock based employee compensation.

In January 2003, the FASB issued FIN 46, "Consolidation of Variable Interest Entities." FIN 46's consolidation criteria are based on analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change, not a change in the underlying economics of asset sales. The Company does not expect the adoption of this pronouncement to have a material impact to the Company's financial position or results of operations.

During April 2003, the FASB issued SFAS 149 - "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003. In addition, except as stated below, all provisions of this Statement should be applied prospectively. The provisions of this Statement that relate to Statement 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, paragraphs 7(a) and 23(a), which relate to forward purchases or sales of when issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after June 30, 2003. The Company does not participate in such transactions, however, is evaluating the effect of this new pronouncement, if any, and will adopt FASB 149 within the prescribed time.

During May 2003, the FASB issued SFAS 150 - "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements. The Company is evaluating the effect of this new pronouncement and will adopt FASB 150 within the prescribed time

Basic and Fully Diluted Loss Per Share. The Company computes earnings per share in accordance with the provisions of SFAS No. 128, Earnings Per Share. Basic earnings per share includes no dilution and is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity that were outstanding for the period.

Options to purchase 231,242, 1,148,131, and 296,996 shares of common shares and 12,448, 1,133,633, and 0 warrants are not included in the calculation of diluted EPS in the fiscal year ended July 31, 2003 and 2002, respectively, because their inclusion would be anti-dilutive.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

The Company periodically grants stock options to its employees and directors as financial incentives directly linked to increases in shareholder value. Such grants are subject to the Company's Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan (the "1999 Plan"), as adopted by the Company's shareholders at its annual meeting on January 13, 2000. All stock options granted under prior stock option plans were converted to stock option grants under the 1999 Plan. A summary of stock options outstanding is as follows:

                                             OPTION           WEIGHTED
                            NUMBER OF       EXERCISE          AVERAGE
                             OPTIONS      PRICE RANGE      EXERCISE PRICE
                            =========    ==============    ==============
Balance, July 31, 2000        197,665    $  1.53-$17.50    $         9.09
       Options granted        128,000       9.63-$14.00             11.29
       Options canceled       (16,667)       4.43-$4.43              4.43
       Options exercised      (12,002)       1.69-$8.25              2.94
                            =========    ==============    ==============

Balance, July 31, 2001        296,996    $  1.69-$14.00    $        10.55
       Options granted        893,670        3.50-$8.00              3.96
       Options canceled       (28,168)      3.19-$16.13              7.70
       Options exercised      (14,367)       1.88-$8.00              5.78
                            =========    ==============    ==============

Balance, July 31, 2002      1,148,131    $   1.88-16.13    $        10.55
       Options granted        390,500        3.50-$6.00              5.41
       Options canceled       (70,165)       3.5-$13.63              7.07
       Options exercised      (94,333)   $   3.25-$4.11              3.63
                            =========    ==============    ==============
Balance, July 31, 2003      1,374,133    $  1.94-$16.13    $         5.77
                            =========    ==============    ==============


Of the exercisable options outstanding at July 31, 2003, 2002 and 2001,1,078,464, 1,118,131, and 128,000, respectively, the weighted average exercise prices were$5.82, $5.65, and $11.29. The weighted average remaining life of the options outstanding at July 31, 2003 was 7.15 years.

The Company has adopted SFAS No. 123, Accounting for Stock Based Compensation, issued in October 1995. In accordance with SFAS No. 123, the Company has elected to follow Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations in accounting for its employee stock options. Under APB Opinion No. 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized. If the Company had elected to recognize compensation expense based on the fair value of the options granted on their grant date as prescribed by SFAS No. 123, the Company's net income/(loss) and earnings/(loss) per share would have been reduced to the pro forma amounts as follows:


                                                                 FOR THE FISCAL YEAR ENDED
                                                   ================================================
                                                   JULY 31, 2003     JULY 31, 2002    JULY 31, 2001
                                                   ==============    =============    =============
Net income/(loss) as reported                      $   (5,924,826)   $  (1,613,334)   $  (3,076,516)
Net income/(loss) pro forma                        $   (7,399,941)   $  (3,887,825)   $  (3,426,802)
Basic earnings/(loss) per share as reported        $        (4.03)   $       (1.17)   $       (2.26)
Basic earnings/(loss) per share pro forma          $        (5.02)   $       (2.82)   $       (2.52)
Diluted Earnings/(Loss) Per Share as reported      $        (4.03)   $       (1.17)   $       (2.26)
Diluted Earnings/(Loss) Per Share pro forma        $        (5.02)   $       (2.82)   $       (2.52)



The fair value of each option grant on its date of grant was estimated using the Black-Scholes option pricing model using the following assumptions:

                                                 FOR THE FISCAL YEAR ENDED
                                       =========================================
                                        JULY 31,       JULY 31,      JULY 31,
                                          2003            2002          2001
                                       ===========     ==========    ==========
Expected dividend yield                         00%            00%         0.00%
Expected stock price volatility         87.5-129.2%          77.2%        89.48%
Risk free interest rate                        5.5%           4.0%          5.5%
Expected life of option (in years)       3.00-7.00           7.00          4.00



The weighted average fair value of the options granted during the fiscal years ended July 31, 2003, 2002 and 2001 was $5.41, $4.42 and $11.29, respectively.

The Company's Chairman, President and Chief Executive Officer had stock appreciation rights that entitle him to receive, upon demand, a cash payment equal to the difference between the fair market value and the appreciation base of the rights when they are exercised. At December 28, 2001 the stock appreciation rights (SARs) were converted into common stock options having the same terms as the original SARs. An expense of $140,894 was recorded in relation to this conversion, as well as a benefit of $843,096 arising from the elimination of the liability relating to the SARs. As of July 31, 2001, appreciation in these rights was approximately $843,000, and is reflected under stock appreciation rights payable in the accompanying consolidated balance sheets.

                     NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE B ACCRUED EXPENSES

Accrued expenses consist of:



                                                    AS OF           AS OF
                                               JULY 31, 2003    JULY 31, 2002
                                               =============    ============
Accrued legal fees                              $    150,000     $    65,000
Accrued accounting fees                               27,500          12,552
Accrued payroll and related items                    115,254         111,124
Accrued video royalties                               15,000          15,000
Accrued television and other royalties               412,574         212,274
Deferred payroll officers/shareholders                 6,695          13,362
Other                                                 54,000          60,932
                                               =============    ============
                                                $    781,023      $  490,244
                                               =============    ============

NOTE C COMMITMENTS AND CONTINGENCIES

Leases. The Company is obligated under an operating lease expiring on September 30, 2005 for approximately 3,912 square feet of office space in Los Angeles, California. The lease agreement includes certain provisions for rent adjustments based upon the lessors operating costs and increases in the Consumer Price Index. We also lease space in New York City for National Lampoon Networks' New York employees. The lease is for a six month period beginning August 1, 2003 and ending on January 31, 2004.

The Company is obligated under an operating lease expiring in May of 2006 for an automobile provided by the Company to it chairman, President and Chief Executive Officer.

The Company's minimum future lease payments for the fiscal years indicated are as follows:

               OFFICE             AUTO/
YEAR            SPACE           EQUIPMENT          TOTAL
              ========          =========         ========

2003          $129,878          $ 11,994          $141,872
2004           163,138            11,994           175,132
2005           136,138            11,994           148,132
2006            22,690             4,997            27,687
2007
              ========          ========          ========
              $451,844          $ 40,979          $492,823
              ========          ========          ========



The Company's aggregate lease payments were approximately $141,872, $139,166, and $142,433 and for the years ended July 31, 2003, 2002 and 2001, respectively.

Harvard Lampoon Agreement. Pursuant to an agreement between the Company and The Harvard Lampoon, Inc. ("HLI"), as restated October 1, 1998, the Company is obligated to pay HLI a royalty of from 1.5% to 2% on the Company's net receipts from exploitation of the National Lampoon trademark. Royalty payments under this agreement were approximately $11,000, $16,000, and $3,000 and for the years ended July 31, 2003, 2002 and 2001, respectively.

Guber-Peters Agreement. Pursuant to a July 24, 1987 Rights Agreement, NLI granted the right to produce National Lampoon television programming to Guber-Peters Entertainment Company (GPEC). NLI reacquired these rights from GPEC pursuant to an October 1, 1990 Termination Agreement ("Termination Agreement") for the sum of $1,000,000, of which $500,000 was paid upon execution. The remaining $500,000 is contingent on and payable through a 17.5% royalty on Nil's cash receipts from each program produced by NLI or any licensee (subject to certain minimum royalties for each program produced). The Company guaranteed all of NLI's obligations under the Termination Agreement and is the successor-in-interest to NLI as a result of its acquisition of NLI. As of July 31, 2003, the Company has recorded royalty expense of approximately $500,000 relating to the Termination Agreement including approximately $195,000, $35,000, and $9,000 during the years ended July 31, 2003, 2002, and 2001, respectively. The increased royalty expense during fiscal 2003 was primarily due to the airing of 65 episodes of the Company's "Funny Money" on one of the cable networks. According to the Guber-Peters agreements, there is a minimum fee of $5,000 for every television episode that airs. The 65 episodes would result in a royalty of $325,000, except that the Company has a maximum due Guber-Peters of $396,250 of which the Company had already accrued $210,687. With this accrual, the Company has recognized the full potential balance due Guber-Peters and therefore will not make any further accruals to them.

Employment Agreements. The Company has entered into a 2002 Employment Agreement dated May 17, 2002 with James P. Jimirro, its Chairman, President and Chief Executive Officer. The 2002 agreement terminated the 1999 Agreement and in exchange for consideration of $1,100,00, Mr. Jimirro forgave the principal balance and all interest accrued on all Contingent Notes and deferred salaries totaling $3,224,482. Base salary for the Initial Term beginning January 1, 2002 and ending December 31, 2007 is $500,000 per year. If Mr. Jimirro remains employed by the Company on December 31, 2003, the Jimirro Employment Agreement will automatically be extended for an additional year. As of December 31, 2004 and December 31 of each year thereafter, so long as Mr. Jimirro remains employed by the Company on such date, the Jimirro Employment Agreement will again be automatically extended for an additional year so that at no time will the remaining term under the Jimirro Employment Agreement be less than five years. The Agreement can be cancelled after December 31, 2002 without cause upon payment to Mr. Jimirro of a cash severance payment in the amount of $1,400,000 and delivery of a promissory note providing for the Company's payment to Mr. Jimirro of $1,000,000 in twelve equal monthly installments. To secure future obligations to him, Mr. Jimirro was also granted a security interest in substantially all of the Company's assets, including a pledge of all the outstanding securities of all of their subsidiaries. In addition, Mr. Jimirro will receive 50 percent of the amount the Company receives from exploitation of the movie National Lampoons Van Wilder. The Agreement also provides for the Company to grant Mr. Jimirro 5,000 shares of the Company's common stock at that days fair market value on the last day of each month of the Employment Term beginning January 31, 2003.

The Company has entered into a 2002 Employment Agreement dated May 17, 2002 with Daniel Laikin, a Director and its Chief Operating Officer. The agreement grants to Mr. Laikin compensation of $200,000 per year, which for the Agreement year ended May 17, 2003 was paid in the form of Series B Preferred stock. According to the Agreement, the Chief Operating Officer shall have general operational control of the business and affairs of the Company and reports directly to the Board of Directors. Mr. Laikin was also granted 100,000 common stock options at fair market value at date of grant, as part of the Agreement. The employment agreement has an initial term of one year, but it automatically extends for successive one-year terms thereafter unless and until the Board of Directors elects not to renew the agreement.

The Company has entered into an at-will employment agreement with Douglas Bennett, effective October 14, 2002. Mr. Bennett receives a base salary of $175,000 per year, effective December 1, 2002. Mr. Bennett is entitled to calendar quarterly bonuses of $31,250, which bonuses are payable in the month subsequent to the end of calendar quarter to which they were granted. Concurrent with the signing of the Bennett Employment Agreement, Mr. Bennett was granted options to purchase 135,0000 shares of common stock at the then current market price, which options vest ratably over a 3-year period. Mr. Bennett is also entitled to an option grant of 50,000 shares of common stock for the period January 3, 2003 through June 3, 2003 and an option grant of 50,000 shares of common stock for the period July 3, 2003 through December 3, 2003. These options shall also vest ratably over three year periods and are to be issued at then current market prices. Upon a change in control of the Company, all unvested options are to vest immediately.

Litigation. The Company and certain of it officers and directors became defendants in a lawsuit filed by a former employee. According to the lawsuit, the former employee is seeking severance of approximately $150,000. The defendant has named several officers and directors to be deposed, and has requested materials from the Company as part of discovery. If the lawsuit is settled quickly the total cost as estimated by the Company's litigators should be between $100,000 and $150,000. However, if the lawsuit goes to trial, the likelihood of which can not be determined at this time, the potential cost according to the Company's litigators may be in the neighborhood of $200,000 to $250,000 or greater. $150,000 has been included in accrued expenses in relation to this lawsuit.

Shareholder Rights Plan. On July 15, 1999, the Company's Board of Directors adopted a Shareholder Rights Plan (the "Rights Plan"). The Rights Plan was designed to assure that all of the Company's shareholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive tactics to gain control of the Company without paying all shareholders a premium. In connection with such adoption, a dividend was declared of one preferred share purchase right ("Purchase Right") for each outstanding share of common stock outstanding on August 5, 1999. Subject to certain exceptions, each share of common stock issued by the Company subsequent to such date also carried a Purchase Right.

The Purchase Rights became redeemable upon the Acquisition on May 17,2002. Subject to certain exceptions, the Purchase Rights were redeemable at a price of $0.001 per right. Since the amount owed most Rights holders was less than $1.00, a letter was sent to all Rights holders requesting they contact the Company in order for them to receive the amount they were owed. As of October 15, 2003 none of the Rights holders have requested payment.

NOTE D NOTE RECEIVABLE ON COMMON STOCK

On July 14, 1986, James P. Jimirro, the Company's Chairman, President and Chief Executive Officer purchased 192,000 shares of the Company's common stock for approximately $115,000. For such shares, the Company received the sum of approximately $58,000 and a note for approximately $58,000. The Note bears interest at the rate of 10% per annum and, pursuant to a July 14, 1986 Pledge and Security Agreement, is secured by the shares purchased. The unpaid principal and interest outstanding at July 31, 2003 and 2002 was approximately $157,000 and $151,000, respectively.

NOTE E MAJOR CUSTOMERS

During the year ended July 31, 2003, the Company earned revenue from three significant customers of approximately $695,000 representing 44%, 13%, and 12% of revenues. During the year ended July 31, 2002, the Company earned revenue from three significant customers of approximately $694,000 representing 21%, 15%, and 38% of revenues. During the year ended July 31, 2001, the Company earned revenue from three significant customers of approximately $245,000 representing 41%, 23% and 16% of revenues.

NOTE F STOCKHOLDER EQUITY

On May 17, 2002 the Company and the National Lampoon Acquisition Group (the "NLAG Group") entered into a Preferred Stock and Warrant Purchase Agreement, pursuant to which we agreed to sell certain members of the NLAG Group 35,244 units, each such unit consisting of one share of Series B Preferred and a warrant to purchase 28,169 shares of the Company's common stock at a purchase price of $3.55 per share prior to the second anniversary of the date of issuance of the warrant and $5.00 per share thereafter. The 35,244 units sold were valued at $100 each, with the total amount due to the Company of $3,524,400, reduced by $450,000 that had been previously paid to the Company in the form of extensions of a prior letter agreement, and $574,000 which was in the form of an offset for expenses previously paid by the NLAG that the Company has agreed to pay pursuant to the Purchase Agreement.

Further as part of the May 17, 2002 Purchase Agreement, the Company amended and restated the Restated Certificate of Incorporation, as amended, to effect among other things, the designation of 68,406 shares of the previously authorized 2,000,000 shares of Preferred Stock as Series B convertible Preferred Stock, and the elimination of Series A Preferred shares as an authorized series of preferred stock.

During the year ended July 31, 2003, the Company sold an additional 21,500 units to the NLAG group, under the same terms of the Purchase Agreement, for total proceeds of $2,115,000.

As discussed in Note C, Mr. Laikin's compensation of $200,000 per year was paid in the form of Series B Preferred stock.

                     NATIONAL LAMPOON, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE H INCOME TAXES

The Company's provision for income taxes is as follows:

                                       FOR THE FISCAL YEAR ENDED
                             ===========================================
                             JULY 31, 2003  JULY 31, 2002  JULY 31, 2001
                             =============  =============  =============
Federal income taxes         $           0  $           0  $           0
State income taxes                   2,424          1,600          1,600
                             =============  =============  =============
Provision for income taxes   $       2,424  $       1,600  $       1,600
                             =============  =============  =============


A reconciliation between the statutory federal tax rate and the Company's effective tax rate is as follows:

                                       FOR THE FISCAL YEAR ENDED
                             ===========================================
                             JULY 31, 2003  JULY 31, 2002  JULY 31, 2001
                             =============  =============  =============
Statutory federal income
  tax rate                             (34%)          (34%)          (34%)
State income taxes
Amortization of intangible
  assets                                 5%             5%             7%
Other, primarily utilization
  of valuation allowances               29%            29%            27%
                             =============  =============  =============
Effective tax rate                       0%             0%             0%
                             =============  =============  =============


The Company's effective tax rate is lower than the statutory rate due to the utilization of prior years operating losses not previously benefited.

For federal and state income tax purposes, as of July 31, 2003 the Company has available net operating loss carry forwards of approximately $6,295,430 and $4,295,430 respectively (expiring between 2008 and 2016) to potentially offset future income tax liabilities.

Deferred tax assets result from temporary differences between financial and tax accounting in the recognition of revenue and expenses. Temporary differences and carry forwards which give rise to deferred tax assets are as follows:

                                          AS OF               AS OF
                                      JULY 31, 2003      JULY 31, 2002
                                      =============      =============
Net operating loss carry forwards         4,984,711          2,518,172
Accrued liabilities                         108,740             75,794
Royalty reserves                              6,000              6,000
                                      =============      =============
                                          4,984,711          2,599,966
Valuation allowance                      (4,984,711)        (2,599,966)
                                      =============      =============
Net deferred tax assets                          --                 --
                                      =============      =============



Valuation allowances of $4,984,711 and $2,599,966 were recorded at July 31, 2003 and 2002, respectively, to offset the net deferred tax assets due to the uncertainty of realizing the benefits of the tax assets in the future.

NOTE I SEGMENT INFORMATION

The Company has adopted SFAS No. 131, Disclosure About Segments of an Enterprise and Related Information, during the fiscal year ended July 31, 1999 which changed the way the Company reports information about its operating segments. The Company operates in three business segments: licensing and exploitation of the National Lampoon trademark and related properties, operation of the nationallampoon.com website and video distribution. Segment operating income/(loss) excludes the amortization of intangible assets, stock appreciation rights costs, interest income and income taxes. Selling, general and administrative expenses not specifically attributable to any segment have been allocated equally between the trademark and Internet segments. Summarized financial information for the fiscal years ended July 31, 2003, 2002 and 2001 concerning the Company's segments is as follows:


                                             CONSUMER
                              TRADEMARK         PROD       TELEVISION        TOTAL
                             ===========    ===========    ===========    ===========
Year Ended July 31, 2003
    Segment revenue          $   904,000    $    12,000    $    92,000    $ 1,008,000
    Segment operating loss    (1,239,000)    (2,032,000)    (1,912,000)    (5,183,000)
    Identifiable assets            5,000         38,000                        43,000
    Capital expenditures
                                                                 6,000          6,000
    Depreciation expense           2,000                        17,000         19,000
Year Ended July 31, 2002
    Segment revenue          $   913,000    $    30,000    $              $   943,000
    Segment operating loss      (940,000)      (776,000)                   (1,716,000)
    Identifiable assets            7,000                                        7,000
    Capital expenditures
    Depreciation expense                          8,000                         8,000
Year Ended July 31, 2001
    Segment revenue          $   270,000    $    36,000    $              $   306,000
    Segment operating loss      (210,000)      (769,000)                     (979,000)
    Identifiable assets                          20,000                        20,000
    Capital expenditures
    Depreciation expense                          7,000                         7,000


A reconciliation of segment operating income/(loss) to net income/(loss) before income taxes for the fiscal years ended July 31, 2003, 2002 and 2001 is as follows:


                                                            FOR THE FISCAL YEAR ENDED
                                                  ==========================================
                                                    JULY 31,      JULY 31,        JULY 31,
                                                      2003          2002            2001
                                                  ===========    ===========    ===========
Segment operating loss                            $(5,183,000)   $(1,717,000)   $  (979,000)
Amortization of intangible assets                    (781,000)      (240,000)      (240,000)
Stock appreciation rights benefit/(expense)                --        843,000       (380,000)
Conversion of SARs to stock options                        --       (140,000)

Other income                                           32,000        175,000

Interest income                                         7,000         13,000         56,000
Corporate expenses incurred related to the
change in control of the Company                           --       (546,000)     (1,533,00
                                                  ===========    ===========    ===========
Net income/(loss) before income taxes             $(5,925,000)   $(1,612,000)   $(3,076,00)
                                                  ===========    ===========    ===========


NOTE I SEGMENT INFORMATION (CONTINUED)

A reconciliation of reportable segment assets to consolidated total assets as of July 31, 2003 and 2002 is as follows:

                                              For the Fiscal Year Ended
                                            ============================
                                            July 31, 2003  July 31, 2002
                                            =============  =============
Total assets for reportable segments        $      43,000  $       7,000
Intangible asset not allocated to segments      2,456,000      2,696,000
Cash and cash equivalents                         140,000      1,024,000
Short-term investments

Other unallocated amounts                          66,000         18,000
                                            =============  =============
Total assets                                $   2,705,000  $   3,745,000
                                            =============  =============

NOTE J JOINT VENTURE

The Company is the successor to a 75% interest in a joint venture ("Joint Venture") established in 1975 for the development and production of the film National Lampoon's Animal House ("Film"). The current operations of the Joint Venture consist solely of collecting certain proceeds from the distribution and exploitation of the Film by the copyright owner. For financial statement purposes, the Joint Venture has been consolidated and an expense recorded corresponding to the minority partners interest in the proceeds from the Joint Venture. The revenue received by the joint venture relating to the Film was approximately $0, $0, and $71,000 and for the fiscal years ended July 31, 2003, 2002 and 2001, respectively.

NOTE K RELATED PARTY TRANSACTIONS

Bruce P. Vann, one of the Company's directors, is a partner of the law firm Kelly Lytton &Vann LLP retained by the Company for various legal matters. Legal expenses of approximately $108,000, $119,000, and $46,000 were incurred with respect to work performed by Mr. Vann's firm for the Company during the fiscal years ended July 31, 2003, 2002 and 2001.

See Notes C, D and G to these consolidated financial statements for information concerning certain transactions between the Company and the Company's Chairman, President and Chief Executive Officer.

NOTE L SUBSEQUENT EVENTS

We are negotiating a series of agreements with Avalon Equity Partners, Golden International Group, Tim Durham and Daniel Laikin, which are anticipated to close by the end of November 2003 (the "November Anticipated Financing Transaction"). Pursuant to the terms of the November Anticipated Financing Transaction, Avalon Equity Partners, Golden International Group, Tim Durham and Daniel Laikin, will invest approximately $8,000,000 (which includes approximately $2.5 million already loaned to us) in a new series of convertible preferred stock. The November Anticipated Financing Transaction is subject to numerous closing conditions, nevertheless, no assurance can be given that the November Anticipated Financing Transaction will be consummated. Upon receipt of funding, approximately $1.5 million will be paid to James P. Jimirro as part of the Reorganization Transaction of May 17, 2002. Upon Mr. Jimirro's receiving payment he will vacate his offices with the Company, and resign as president. Mr. Jimirro will retain his position as Chairman of the Board and the composition of the board will not change until he is paid another $1 million, to be paid out over the subsequent 12-month period.


                                                 STATEMENT OF OPERATIONS BY QUARTER
                                                       NATIONAL LAMPOON, INC.
                                                              UNAUDITED

                   JULY 31,      APRIL 30,   JANUARY 31,    OCTOBER 31,   JULY 31,      APRIL 30,    JANUARY 31,     OCTOBER 31,
                    2003           2003         2003           2002         2002          2002          2002            2001
                 ============   ==========   ===========    ==========   ===========   ===========   ===========   =============
 Net Sales
Gross                460,453       344,914       128,329        74,189       124,519       443,447       222,774         152,747
(Loss)/Profit     (1,880,953)   (1,159,966)   (1,401,106)    (1,618,64)   (1,706,592)     (103,536)      235,119        (225,058)
                 ============   ===========  ===========    ==========   ===========   ===========   ===========   =============
Income (loss)     (1,879,507)   (1,158,520)   (1,305,723)    (1,580,28)   (1,527,232)     (101,726)      238,485        (222,861)
                 ============   ===========  ===========    ==========   ===========   ===========   ===========   =============
Net income
(loss)           $(1,879,507)  $(1,159,320)  $(1,305,723)   $(1,580,28)  $(1,527,232)  $  (101,726)  $   238,485   $    (222,861)
                 ============   ===========  ===========    ==========   ===========   ===========   ===========   =============
(Loss)/Earnings
per share        $     (1.24)   $    (0.77)  $     (0.90)   $    (1.10)  $     (1.11)  $     (0.07)  $      0.17   $       (0.16)
                 ============   ===========  ===========    ==========   ===========   ===========   ===========   =============


                                     ITEM 5

                             APPROVAL OF CREATION OF
                      SERIES C CONVERTIBLE PREFERRED STOCK

         Our Certificate of Incorporation allows us to issue up to 2,000,000 shares of preferred stock. Before June 17, 2004, we had one series of preferred stock, namely Series B Preferred Stock. On June 17, 2004 our Board of Directors adopted, and on June 28, 2004 our majority stockholders and the holders of our Series B Preferred Stock approved, the creation of Series C Convertible Preferred Stock (the "Series C Preferred Stock"). We have reserved 250,000 shares of our preferred stock, $0.0001 par value per share, to be designated as Series C Preferred Stock. The preferences, rights and limitations of the Series C Preferred Stock are described in the Certificate of Designations, Preferences, Rights and Limitations of Series C Convertible Preferred Stock of National Lampoon, Inc., (referred to in this discussion as the "Series C Certificate") which is attached to this Information Statement as Attachment 5. The following discussion is qualified in its entirety by reference to the Series C Certificate.

THE REASON FOR THIS ACTION

         The creation of the Series C Preferred Stock is being done in conjunction with a private offering of our securities. The private offering of our securities is being done to provide us with working capital. Pursuant to our Certificate of Incorporation, the Series C Preferred Stock could not be created without the approval of at least a majority of the Series B Preferred Stock. Holders of at least a majority of the issued and outstanding shares of Series B Preferred Stock have approved the creation of the Series C Preferred Stock.

         The creation of the Series C Preferred Stock is not being done because of any knowledge on the part of management of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. The creation of the Series C Preferred Stock is not part of a plan by management to adopt a series of anti-takeovers amendments and at this time management does not intend to propose anti-takeover measures.

THE OVERALL EFFECT OF THIS ACTION

         The Series C Preferred Stock ranks senior to all of our other securities. Following is a list of the rights, preferences, privileges and limitations of the Series C Preferred Stock, some of which will be detrimental to the holders of our common stock as well as to the holders of our Series B Preferred Stock.

         o Each share of Series C Preferred Stock is convertible, at the election of the holder, into 10 shares of our common stock. Conversion of the Series C Preferred Stock will have a significant dilutive effect on the holders of our common stock.

         o The Series C Preferred Stock will vote together with the common stock as a single class on all actions to be taken by our stockholders, thereby diluting the voting power of the holders of the common stock. Each share of Series C Preferred Stock will entitle the holder to vote as if he owned 10 shares of common stock.

         o For so long as at least 100,000 shares of Series C Preferred Stock are outstanding, the holders of the Series C Preferred Stock are entitled to elect one director to serve on our Board of Directors.

         o The holders of at least a majority of the Series C Preferred Stock must vote in favor of the declaration or payment of any dividends or distributions on our common stock and of the redemption, purchase or other acquisition of our securities from our stockholders (with the exception of repurchases from employees and other service providers upon termination of employment or other services).

         o No dividends (other than those paid in common stock) or distributions of cash or other assets may be issued until after the termination of the employment of our Chief Executive Officer, James P. Jimirro. Furthermore, preferential dividends must be paid to the holders of the Series C Preferred Stock if declared and issued prior to certain events. Irrespective of the foregoing, dividends at the rate of 9.0% will accrue on a daily basis beginning from the date that we issue the Series C Preferred Stock until the date that National Lampoon is liquidated or the Series C Preferred Stock is converted.

         o The holders of the Series C Preferred Stock will be entitled to be paid an amount that is 1.5 times the original purchase price (plus any accrued dividends) of the Series C Preferred Stock in the event of a liquidation of National Lampoon. If our assets are insufficient to permit payment of these amounts to the holders of the Series C Preferred Stock, then all the assets of National Lampoon shall be distributed to the holders of the Series C Preferred Stock. The holders of the Series C Preferred Stock are entitled to be paid before any payment is made to the holders of our common stock or our Series B Preferred Stock.

EFFECT OF THE PROPOSAL/ADVANTAGES AND DISADVANTAGES

         The issuance of the Series C Preferred Stock can make any attempt to gain control of National Lampoon more difficult, costly or time consuming and the availability of the Series C Preferred Stock might make it more difficult to remove management because holders of shares of Series C Preferred Stock vote with the holders of common stock on an "as converted" basis and each share of Series C Preferred Stock represents 10 shares of common stock. The Series C Preferred Stock will dilute the percentage of common stock owned by significant stockholders and may increase the cost of, or the number of, voting shares necessary to acquire control or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination. Furthermore, the issuance of the Series C Preferred Stock will dilute the percentage ownership of existing stockholders.

SECTIONS 151 AND 242 OF THE DELAWARE GENERAL CORPORATION LAW

         Section 151 of the Delaware General Corporation Law permits the creation of a series of preferred stock and Section 242 of the Delaware General Corporation Law permits a corporation to amend its certificate of incorporation to create preferred stock.

EFFECTIVE DATE

         The Series C Certificate will become effective upon filing with the Delaware Secretary of State. Under federal securities laws, we cannot file the Series C Certificate until at least 20 days after mailing this Information Statement.

                                     ITEM 6

                                   STOCK SPLIT

         Our Board of Directors and majority stockholders have approved a two-for-one split of our common stock. We were not required to obtain stockholder approval of this action. Our majority stockholders approved the stock split to corroborate the action of the Board of Directors. Stockholders of record on September 15, 2004 will receive one share of stock for each share of stock they own.

         The split is intended to broaden our stockholder base and increase the availability of shares for trading. As we continue to implement our business plan and raise our profile, we believe that the lack of liquidity in our common stock will have a negative effect on our negotiations with potential investors. By splitting the stock and increasing the float, we expect to increase trading volume and reduce the spread, which we believe will benefit all of our stockholders.

         Our stockholders will not be required to take any action once the stock split is effective. Our stock transfer agent, U.S. Stock Transfer Corporation, will mail the additional certificates directly to our stockholders.

         On August 31, 2004 we had 1,533,806 shares of common stock outstanding. After the stock split, if we issued no additional shares of common stock between August 31, 2004 and the date on which the stock split was effective, we would have 3,067,612 shares of common stock outstanding.

                                                                  ATTACHMENT 1.1

                            WRITTEN CONSENT TO ACTION
                                     OF THE
                              MAJORITY STOCKHOLDERS
                                       OF
                             NATIONAL LAMPOON, INC.
                            (A DELAWARE CORPORATION)

                             TAKEN WITHOUT A MEETING
--------------------------------------------------------------------------------

         Pursuant to the authority set forth in the General Corporation Law of the State of Delaware and the Bylaws of this Corporation, the undersigned, constituting a majority of the stockholders of National Lampoon, Inc., a Delaware corporation (the "Corporation"), do hereby subscribe their consent to take the actions and adopt the resolutions contained in this document without a meeting effective as of the 28th day of June 2004.

                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                 TO CREATE SERIES C CONVERTIBLE PREFERRED STOCK

         WHEREAS, it has been determined that it is in the best interests of this Corporation to amend the Certificate of Incorporation to create a Series C Convertible Preferred Stock; and

         WHEREAS, a Certificate of Designations, Preferences, Rights and Limitation of Series C Convertible Preferred Stock of National Lampoon, Inc. has been presented to the consenting stockholders for review; now, therefore, be it

         RESOLVED, that the Certificate of Designations, Preferences, Rights and Limitations of Series C Convertible Preferred Stock of National Lampoon, Inc. is hereby ratified, adopted and approved.

                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
                AND TO AUTHORIZE THE PAYMENT OF A DIVIDEND ON THE
                      SERIES B CONVERTIBLE PREFERRED STOCK

         WHEREAS, it has been determined that it is in the best interests of this Corporation and its stockholders to amend the Certificate of Incorporation of this Corporation to increase the number of authorized shares of common stock from 15,000,000 to 30,000,000 and to require the payment of a dividend on the Series B Convertible Preferred Stock, such amendment to be in substantially the form of the Certificate of Amendment to the Certificate of Incorporation of National Lampoon, Inc., which is attached as Attachment 1 to this Written Consent to Action; now, therefore, be it

         RESOLVED, that the Certificate of Amendment of the Certificate of Incorporation of National Lampoon, Inc. is hereby ratified, adopted and approved.

                  INCREASE IN NUMBER OF SHARES OF COMMON STOCK
             RESERVED IN THE J2 COMMUNICATIONS AMENDED AND RESTATED
           1999 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

         WHEREAS, it has been determined that it is in the best interests of this Corporation and its stockholders to increase the number of shares of common stock available for grant through the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan; now, therefore, be it

         RESOLVED, that there shall be set aside and reserved an additional 1,000,000 shares of the Corporation's common stock, to be added to the 1,500,000 shares currently reserved, for grant and issuance under the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan; and it was further

         RESOLVED, that Section 3.1 of the Plan be deleted in its entirety and that the following appear in its place:

         The total number of shares of Stock reserved and available for issuance under the Plan shall be Two Million Five Hundred Thousand (2,500,000) shares. Such shares shall consist of authorized but unissued shares.

                                 ADOPTION OF THE
               NATIONAL LAMPOON, INC. 2004 CONSULTANTS STOCK PLAN

         WHEREAS, it has been determined that it is in the best interests of this Corporation and its stockholders to adopt a benefit plan that will permit this Corporation to compensate consultants with common stock in lieu of cash; and

         WHEREAS, there has been presented to the signing stockholders a copy of the proposed National Lampoon, Inc. 2004 Consultants Stock Plan, a copy of which is attached to this Written Consent to Action as Attachment 2; now, therefore, be it

         RESOLVED, that the National Lampoon, Inc. 2004 Consultants Stock Plan and each of its terms and conditions, and the performance of the Corporation's rights and obligations thereunder, be and they hereby are, adopted and approved by each member of the Board; and be it further

         RESOLVED, that 500,000 shares of common stock are hereby reserved and set aside for purposes of the Plan, such amount to be adjusted from time-to-time as may be necessary in order to satisfy the capital adjustment provisions of the Plan.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

Dated as of June 28, 2004

                                        STOCKHOLDERS:

                                        /s/ Daniel Laikin Daniel
                                        ----------------------------------------
                                        Laikin, 168,150 shares of common stock
                                        and 29,726 shares of Series B
                                        Convertible Preferred Stock voting as
                                        837,352 shares of common stock

                                        /s/ Paul Skodjt Paul Skodjt,
                                        ----------------------------------------
                                        141,050 shares of common stock and 6,500
                                        shares of Series B Convertible Preferred
                                        Stock voting as 183,099 shares of common
                                        stock

                                        /s/ Timothy Durham Timothy
                                        ----------------------------------------
                                        Durham, 73,200 shares of common stock
                                        and 12,648 shares of Series B
                                        Convertible Preferred Stock voting as
                                        356,282 shares of common stock

                                                                  ATTACHMENT 1.2

                            WRITTEN CONSENT TO ACTION
                                     OF THE
                              MAJORITY STOCKHOLDERS
                                       OF

                             NATIONAL LAMPOON, INC.
                            (A DELAWARE CORPORATION)

                             TAKEN WITHOUT A MEETING
--------------------------------------------------------------------------------


         Pursuant to the authority set forth in the General Corporation Law of the State of Delaware and the Bylaws of this Corporation, the undersigned, constituting a majority of the stockholders of National Lampoon, Inc., a Delaware corporation (the "Corporation"), do hereby subscribe their consent to take the actions and adopt the resolutions contained in this document without a meeting effective as of the 31st day of August 2004.

                             APPROVAL OF STOCK SPLIT

         WHEREAS, it has been determined that it is in the best interests of this Corporation to affect a two-for-one stock split of its common stock; now, therefore, be it

         RESOLVED, that each of the issued and outstanding shares of common stock held by this Corporation's stockholders on September 15, 2004 shall be split into 2 shares of common stock; and it was further

         RESOLVED, that the officers of this Corporation are hereby authorized to execute and deliver on behalf of this Corporation such instruments as may be deemed necessary or proper and in general to do whatever is necessary to carry out the purpose and intent of the foregoing resolutions.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

Dated as of August 31, 2004.

                                        STOCKHOLDERS:

                                        /s/ Daniel Laikin Daniel
                                        ----------------------------------------
                                        Laikin, 168,150 shares of common stock
                                        and 29,726 shares of Series B
                                        Convertible Preferred Stock voting as
                                        837,352 shares of common stock

                                        /s/ Paul Skodjt Paul Skodjt,
                                        ----------------------------------------
                                        141,050 shares of common stock and 6,500
                                        shares of Series B Convertible Preferred
                                        Stock voting as 183,099 shares of common
                                        stock

                                        /s/ Timothy Durham Timothy
                                        ----------------------------------------
                                        Durham, 73,200 shares of common stock
                                        and 12,648 shares of Series B
                                        Convertible Preferred Stock voting as
                                        356,282 shares of common stock

                                                                 ATTACHMENT 1.3

                            WRITTEN CONSENT TO ACTION
                                     OF THE
                              MAJORITY STOCKHOLDERS
                                       OF
                             NATIONAL LAMPOON, INC.
                            (A DELAWARE CORPORATION)
                             TAKEN WITHOUT A MEETING


         Pursuant to the authority set forth in the General Corporation Law of the State of Delaware and the Bylaws of this Corporation, the undersigned, constituting the stockholders holding the majority of the voting power of National Lampoon, Inc., a Delaware corporation (the "Corporation"), do hereby subscribe their consent to take the actions and adopt the resolutions contained in this document without a meeting effective as of the 17th day of September 2004.

                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

               WHEREAS, on June 17, 2004 the Board of Directors of this Corporation, and on June 28, 2004 the stockholders holding a majority of the voting power of this Corporation, approved an increase in the authorized shares of this Corporation's common stock from 15,000,000 shares to 30,000,000 shares; and

               WHEREAS, on August 31, 2004 the Board of Directors and the stockholders holding a majority of the voting power of this Corporation approved a two-for-one stock split; and

               WHEREAS, due to the authorization of the two-for-one stock split, it has been determined that it is in the best interests of this Corporation and its stockholders to increase the authorized shares of common stock from 15,000,000 shares to 60,000,000 shares rather than to 30,000,000 shares; now, therefore, be it

               RESOLVED, that Article 4 of the Corporation's Certificate of Incorporation be amended and restated in its entirety to read as follows:

               ARTICLE 4. STOCK. The aggregate number of shares of capital stock that the Corporation shall have authority to issue is Sixty-Two Million (62,000,000) shares, consisting of Sixty Million (60,000,000) shares of common stock with a par value of $0.0001 per share ("Common Stock") and Two Million (2,000,000) shares of preferred stock with a par value of $0.0001 per share ("Preferred Stock").

               and it was further

               RESOLVED, that a First Amendment to this Corporation's Certificate of Incorporation, in substantially the form attached to this Written Consent, is hereby approved for filing with the Delaware Secretary of State; and it was further

               RESOLVED, that the officers of this Corporation are hereby authorized to execute and deliver on behalf of this Corporation such instruments as may be deemed necessary or proper and in general to do whatever is necessary to carry out the purpose and intent of the foregoing resolutions.

         This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

Dated as of September 17, 2004.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                                  STOCKHOLDERS:



                                            /s/ Daniel Laikin Daniel Laikin,
                                            --------------------------------
                                            168,150 shares of common stock and
                                            29,726 shares of Series B
                                            Convertible Preferred Stock voting
                                            as 837,352 shares of common stock



                                            /s/ Paul Skodjt Paul Skodjt, 141,050
                                            ------------------------------------
                                            shares of common stock and 6,500
                                            shares of Series B Convertible
                                            Preferred Stock voting as 183,099
                                            shares of common stock



                                            /s/ Timothy Durham Timothy Durham,
                                            ----------------------------------
                                            73,200 shares of common stock and
                                            12,648 shares of Series B
                                            Convertible Preferred Stock voting
                                            as 356,282 shares of common stock

                                STATE OF DELAWARE
                               FIRST AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                             NATIONAL LAMPOON, INC.

FIRST: The Board of Directors of National Lampoon, Inc., a Delaware corporation (the "Corporation"), duly adopted resolutions setting forth the proposed amendment to the Certificate of Incorporation (the "Certificate") of said Corporation, declaring said amendment to be in the best interests of the Corporation and its stockholders. The resolutions setting forth the proposed amendment are substantially as follows:

         NOW, THEREFORE, BE IT RESOLVED, that Article 4 of the Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

                           ARTICLE 4. STOCK. The aggregate number of shares of
                  capital stock that the Corporation shall have authority to issue is Sixty-Two Million (62,000,000) shares, consisting of Sixty Million (60,000,000) shares of common stock with a par value of $0.0001 per share ("Common Stock") and Two Million (2,000,000) shares of preferred stock with a par value of $0.0001 per share ("Preferred Stock").

??SECOND: That concurrently therewith, acting by written consent, the holders of at least a majority of the issued and outstanding shares of the Corporation's capital stock consented to the foregoing amendment in accordance with Section 228(a) of the Delaware General Corporation Law.

??THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

??FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, the undersigned Corporation has caused this First Amendment to Certificate of Incorporation to be signed by a duly authorized officer as of September _____, 2004.


                                    By:
                                      -----------------------------------------
                                      James P. Jimirro, Chief Executive Officer

                                                                    ATTACHMENT 2

                         THE AUTHORIZED SHARES AMENDMENT

                                STATE OF DELAWARE
                               FIRST AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                             NATIONAL LAMPOON, INC.

[_] FIRST: The Board of Directors of National Lampoon, Inc., a Delaware corporation (the "Corporation"), duly adopted resolutions setting forth the proposed amendment to the Certificate of Incorporation (the "Certificate") of said Corporation, declaring said amendment to be in the best interests of the Corporation and its stockholders. The resolutions setting forth the proposed amendment are substantially as follows:

         NOW, THEREFORE, BE IT RESOLVED, that Article 4 of the Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

                  ARTICLE 4. STOCK. The aggregate number of shares of capital stock that the Corporation shall have authority to issue is Thirty-Two Million (32,000,000) shares, consisting of Thirty Million (30,000,000) shares of common stock with a par value of $0.0001 per share ("Common Stock") and Two Million (2,000,000) shares of preferred stock with a par value of $0.0001 per share ("Preferred Stock").

[_] SECOND: That concurrently therewith, acting by written consent, the holders of at least a majority of the issued and outstanding shares of the Corporation's capital stock consented to the foregoing amendment in accordance with Section 228(a) of the Delaware General Corporation Law.

[_] THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

[_] FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, the undersigned Corporation has caused this First Amendment to Certificate of Incorporation to be signed by a duly authorized officer as of June _____, 2004.


                                        By:_____________________________________
                                           James P. Jimirro
                                           Chief Executive Officer

                                                                    ATTACHMENT 3

                             NATIONAL LAMPOON, INC.

                           2004 CONSULTANT STOCK PLAN

                                 PURPOSE OF PLAN

         The purpose of this National Lampoon, Inc. 2004 Consultant Stock Plan is to advance the interests of the Company by helping the Company obtain and retain the services of persons providing consulting services upon whose judgment, initiative, efforts and/or services the Company is substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital stock of the Company.

                          TERMS AND CONDITIONS OF PLAN

         1.       DEFINITIONS.

                  Set forth below are definitions of capitalized terms that are generally used throughout this Plan, or references to provisions containing such definitions (capitalized terms whose use is limited to specific provisions are not referenced in this Section):

                  (a) AFFILIATE - The term "Affiliate" is defined as any person controlling the Company, controlled by the Company, or under common control with the Company.

                  (b) AWARD - The term "Award" is collectively and severally defined as any Award Shares granted under this Plan.

                  (c) AWARD SHARES - The term "Award Shares" is defined as shares of Common Stock granted by the Plan Committee in accordance with Section 6 of this Plan.

                  (d) BOARD - The term "Board" is defined as the Board of Directors of the Company, as such body may be reconstituted from time to time.

                  (e) COMMON STOCK - The term "Common Stock" is defined as the Company's common stock, par value $0.0001 per share.

                  (f) COMPANY - The term "Company" is defined as National Lampoon, Inc., a Delaware corporation.

                  (g) DISPOSED - The term "Disposed" (or the equivalent terms "Disposition" or "Dispose") is defined as any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, or with or without the payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants a right to obtain an interest in the Award;
(iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Disposition of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient of the Award or any interest therein which is not released within 30 days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

                  (h) ELIGIBLE PERSON - The term "Eligible Person" means any Person who, at a particular time, is a consultant to the Company or an Affiliate who provides bona fide consulting services to the Company or the Affiliate, provided, however, no Award hereunder may be granted to any Person in connection with the provision of any services incident to the raising of capital or promotion or maintenance of a market for the Company's securities.

                  (i) FAIR MARKET VALUE - The term "Fair Market Value" means the fair market value of the Award Shares or other shares of Common Stock to be valued, determined as follows:

                           (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                           (b) if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination;

                           (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination; or

                           (d) if none of the foregoing is applicable, by the Plan Committee in good faith.

                  (j) ISSUED SHARES - The term "Issued Shares" is defined as shares of Common Stock issued pursuant to the terms of this Plan.

                  (k) PERSON - The term "Person" is defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships, or fiduciary arrangements, such as trusts.

                  (l) PLAN - The term "Plan" is defined as this 2004 Consultant Stock Plan.


                  (m) PLAN COMMITTEE - The term "Plan Committee" is defined as that Committee appointed by the Board to administer and interpret this Plan as more particularly described in Section 3 of the Plan; provided, however, that the term Plan Committee will refer to the Board during such times as no Plan Committee is appointed by the Board.

                  (o) RESTRICTED SHARES - The term "Restricted Shares" is defined as Award Shares that are subject to restrictions as more particularly set forth in Section 6 of this Plan.

                  (p) RECIPIENT - The term "Recipient" is defined as any Eligible Person who, at a particular time, receives the grant of an Award.

                  (q) SECURITIES ACT - The term "Securities Act" is defined as the Securities Act of 1933, as amended (references herein to Sections of the Securities Act are intended to refer to Sections of the Securities Act as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

         2.       TERM OF PLAN.

                  This Plan shall be effective as of such time and date as this Plan is adopted by the Board, and this Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date this Plan became effective. All Awards granted pursuant to this Plan prior to the effective date of this Plan shall not be affected by the termination of this Plan and all other provisions of this Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

         3.       PLAN ADMINISTRATION.

                  (a)      PLAN COMMITTEE.

                           (i)      The Plan shall be administered and
interpreted by a committee consisting of two or more members of the Board. If the Board, in its discretion, does not appoint a Plan Committee, the Board itself will administer and interpret the Plan and take such other actions as the Plan Committee is authorized to take hereunder; provided that the Board may take such actions in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

                           (ii)     Members of the Plan Committee may resign at
any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

                  (b) POWER TO MAKE AWARDS. The Plan Committee shall have the full and final authority in its sole discretion, at any time and from time-to-time, subject only to the express terms, conditions and other provisions of the Certificate of Incorporation of the Company and this Plan, and the specific limitations on such discretion set forth herein, to:

                           (iii) Designate the Eligible Persons or classes of Eligible Persons eligible to receive Awards from among the Eligible Persons;

                           (iv) Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount (subject to the terms of the Plan) as the Plan Committee shall determine;

                           (v) Impose such limitations, restrictions and conditions upon any Award as the Plan Committee shall deem appropriate and necessary;

                           (vi) Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; and

                           (vii) Delegate all or a portion of its authority under subsections (i) through (iii) of this Section 3(c) to one or more directors of the Company who are executive officers of the Company, subject to such restrictions and limitations (such as the aggregate number of shares of Common Stock that may be awarded) as the Plan Committee may decide to impose on such delegate directors.

         In determining the recipient, form and amount of Awards, the Plan Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

                  (b) INTERPRETATION OF PLAN. The Plan Committee shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to this Plan. The interpretations and determinations of the Plan Committee under the Plan (including without limitation determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Committee selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under this Plan in good faith by the Plan Committee shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Plan Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

                  (c) COMPENSATION; ADVISORS. Members of the Plan Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Committee in connection with the administration of the Plan shall be borne by the Company. The Plan Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other Persons, at the cost of the Company. The Plan Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons.

         4.       STOCK POOL.

                  (a) MAXIMUM NUMBER OF SHARES AUTHORIZED UNDER PLAN. Shares of stock which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of shares of Common Stock which may be issued as a grant of Award Shares shall not exceed 500,000 shares of Common Stock (the "Stock Pool"); provided, however, that such number shall be increased by the following:

                           (i) Any shares of Common Stock tendered by a Recipient as payment for Award Shares;

                           (ii) Any rights to shares of Common Stock surrendered by a Recipient as payment for Award Shares; and

                           (iii) Any Restricted Shares which are granted as Award Shares, and are subsequently forfeited by the holders thereof.

                  (b) CALCULATING SHARES AVAILABLE FOR AWARDS. For purposes of calculating the maximum number of shares of Common Stock in the Stock Pool which may be issued under the Plan, when Award Shares are granted and the Plan Committee elects to require payment with respect to such grant, and when shares of Common Stock are used as full or partial payment for the grant of such shares, only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted.

                  (c) DATE OF AWARD. The date an Award is granted shall mean the date selected by the Plan Committee as of which the Plan Committee allots a specific number of shares to a Recipient with respect to such Award pursuant to the Plan.

         5.       AWARD SHARES.

                  (a) GRANT. The Plan Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any Eligible Person one or more shares of Common Stock ("Award Shares") allotted by the Plan Committee. The grant of Award Shares or grant of the right to receive Award Shares shall be evidenced by either a written consulting agreement or a separate written agreement confirming such grant, executed by the Company and the Recipient, stating the number of Award Shares granted and stating all terms and conditions of such grant.

                  (b) PURCHASE PRICE AND MANNER OF PAYMENT. The Plan Committee, in its sole discretion, may grant Award Shares in any of the following instances:

                           (i) as a "bonus" or "reward" for services previously rendered and compensated, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares, and the value of such Award Shares shall be the Fair Market Value of such Award Shares on the date of grant; or

                           (ii) as "compensation" for the performance of services or attainment of goals, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares (other than the performance of his services), and the value of such Award Shares received (together with the value of such services or attainment of goals attained by the Recipient), may not be less than 85% of the Fair Market Value of such Award Shares on the date of grant; provided, however, if the recipient is the owner of 10% or more of the voting power of the Company, as defined in Section 194.5 of the California Corporations Code, then the value of such Award Shares may not be less than 100% of the Fair Market Value on the date of grant.

         6.       RESTRICTED SHARES.

                  (a) VESTING CONDITIONS; FORFEITURE OF UNVESTED SHARES. The Plan Committee may subject or condition the grant of Issued Shares (hereinafter referred to as "Restricted Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Restricted Shares as the Plan Committee, in its sole discretion, may deem appropriate. In the event the Recipient does not satisfy such vesting conditions, the Company may require the Recipient to forfeit such unvested Restricted Shares. All vesting conditions imposed on the grant of Restricted Shares shall be set forth in either a written consulting agreement or a separate written restricted stock agreement, executed by the Company and the Recipient on or before the time of the grant of such Restricted Shares, stating the number of said Restricted Shares subject to such conditions and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying consulting agreement or in a separate restricted stock agreement, the Issued Shares shall not be deemed to be Restricted Shares, and will not be required to be forfeited. Any grant of Restricted Shares shall be subject to the following limitations:

                           (i) In no case shall such vesting conditions require continued provision of services or attainment of goals, as the case may be, subsequent to the grant of Restricted Shares, for a period of time which exceeds five years from the date of grant, or on a cumulative incremental percentage basis which is less than 20% per year; and

                           (ii) In no case shall the Recipient be required to forfeit any vested Restricted Shares.

                  (b) RESTRICTIVE LEGEND. Until such time as all conditions placed upon Restricted Shares lapse, the Plan Committee may place a restrictive legend on the share certificate representing such Restricted Shares which evidences said restrictions in such form and subject to such stop instructions as the Plan Committee shall deem appropriate. The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Restricted Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. The Plan Committee shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Restricted Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Restricted Shares which become vested.

                  (c) STOCKHOLDER RIGHTS. The Recipient of Restricted Shares shall have all rights or privileges of a stockholder of the Company with respect to the Restricted Shares notwithstanding the terms of this Section 6 (with the exception of Subsection (d) hereof) and, as such, shall be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a stockholder with respect to the Restricted Shares.

                  (d) NON-ASSIGNABILITY. Except as expressly provided in the underlying consulting agreement or restricted stock agreement, unvested Restricted Shares may not be Disposed by the Recipient without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion, and such purported Disposition shall be null and void ab initio and of no force and effect.

         7.       ADJUSTMENTS.

                  (a) SUBDIVISION OR STOCK DIVIDEND. If (i) outstanding shares of Common Stock shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and (ii) conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  (b) ADJUSTMENTS DETERMINED IN SOLE DISCRETION OF BOARD. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive.

                  (c) NO OTHER RIGHTS TO RECIPIENT. Except as expressly provided in this Section 7, (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

         8.       PERFORMANCE ON BUSINESS DAY.

                  In the event the date on which a party to this Plan is required to take any action under the terms of this Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

         9.       STATUS AS A CONSULTANT.

                  In no event shall the granting of an Award be construed as granting a continued right of a consultant relationship to a Recipient if such Person, nor effect any right which the Company may have to terminate the consultant relationship of such Person, at any time, except to the extent that such Person and the Company have agreed otherwise in writing.

         10.      NON-TRANSFERABILITY OF AWARDS.

                  Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Recipient, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

         11.      AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS.

                  (a) AMENDMENT, MODIFICATION OR TERMINATION OF PLAN. The Board may amend the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however no such action may adversely alter or impair any Award previously granted under this Plan without the consent of each Recipient affected thereby.

                  (b) MODIFICATION OF RESTRICTED SHARE VESTING CONDITIONS. Subject to the terms and conditions and within the limitations of this Plan, including vesting conditions, the Plan Committee may modify the conditions placed upon the grant of any Restricted Shares, provided, however, no modification of any conditions placed upon Restricted Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Restricted Shares.

                  (c) COMPLIANCE WITH LAWS. The Plan Committee may at any time or from time-to-time, without receiving further consideration from any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under this Plan as required to:
(i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with stock exchange rules or requirements and/or (ii) ensure that this Plan is and remains or shall become exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended. Provided, however, no such modification may, without the consent of the holder thereof, adversely alter or impair his or her rights with respect to such Award Shares.

         12.      FINANCIAL INFORMATION

                  The Company will provide financial statements to each Recipient prior to such Recipient's purchase of Issued Shares under this Plan, and to each Recipient annually during the period such Recipient has Awards outstanding.

         13.      SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

                  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         14.      NONEXCLUSIVITY OF THE PLAN.

                  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         15.      ADOPTION AND STOCKHOLDER APPROVAL.

                  This Plan will become effective on the date on which it is adopted by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company within 12 months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that in the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Issued Shares shall be cancelled and any purchase of Award Shares or Restricted Shares issued hereunder shall be rescinded; and in the event that stockholder approval of an increase in the number of Shares subject to this Plan is not obtained, all Awards granted pursuant to such increase will be cancelled, any Award Shares or Restricted Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of the Award Shares or Restricted Shares pursuant to such increase will be rescinded.

         IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board of Directors on the 17th day of June 2004, the Company has caused this Plan to be duly executed by its duly authorized officer.

                                              National Lampoon, Inc.


                                              By: James P. Jimirro
                                                --------------------------------
                                                James P. Jimirro
                                                Chief Executive Officer

                                                                    ATTACHMENT 4

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                         CERTIFICATE OF INCORPORATION OF
                             NATIONAL LAMPOON, INC.

         National Lampoon, Inc. (the "CORPORATION"), a corporation organized and existing under the laws of the State of Delaware, certifies that:

         A. The name of the Corporation is National Lampoon, Inc. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 26, 2002, and has not been amended or restated.

         B. This Amendment to the Certificate of Incorporation was duly adopted by the requisite stockholders of the Corporation in accordance with
Section 242 of the General Corporation Law of the State of Delaware, and amends the provisions of the Corporation's Certificate of Incorporation as provided herein.

         C. The Certificate of Incorporation of the Corporation is hereby amended by striking out Sections 5.2.1, 5.2.3 and 5.2.4(d) thereof and by substituting in lieu of said sections the following new Sections 5.2.1, 5.2.3 and 5.2.4(d), and by adding a new Section 5.2.7 to Article 5 of the Certificate of Incorporation, as follows:

                  SECTION 5.2.1 DIVIDEND RIGHTS. The Corporation shall have the right to issue dividends and make distributions, whether cash, securities or otherwise, whether or not any shares of the Series B Preferred Stock are outstanding; provided, however, that the Corporation shall not issue any dividends (other than dividends payable solely in Common Stock) or make any distributions of cash or other assets until after the Payment Satisfaction Date. To the extent dividends are declared and issued by the Corporation prior to the earlier of (i) the date of a Liquidation Event or (ii) the date on which the Series B Preferred Stock is converted hereunder, the Corporation shall pay preferential dividends to the holders of the Series B Preferred Stock as provided in this Section 5.2.1. Dividends may be paid in cash or with shares of Common Stock. Dividends on each share of the Series B Preferred Stock shall accrue on a daily basis, whether or not declared, beginning ___________, 2004 [INSERT DATE FIRST SERIES C SHARES SOLD], and continuing to accrue until the earlier of
         (i) the date of a Liquidation Event, or (ii) the date on which such share of Series B Preferred Stock is converted hereunder, at the rate of 9.0% per annum on the sum of (i) the Original Purchase Price (as equitably adjusted for any stock splits, stock dividends, recapitalizations, reverse stock splits or otherwise to prevent an enlargement or diminution of rights), plus (ii) all accumulated and unpaid dividends thereon (compounding annually). All accrued and unpaid dividends on each share of Series B Preferred Stock shall be fully paid (pro rata and pari passu with any class or series of preferred securities of the Corporation entitled to participate pro rata and pari passu as to dividends with the Series B Preferred Stock) before any dividends or distributions may be issued with respect to any Junior Securities. If a share of Series B Preferred Stock is converted, then upon such conversion any accumulated and unpaid dividends on such share of Series B Preferred Stock shall be paid in the form of Common Stock at a price per share equal to the price at which shares of Series C Convertible Preferred Stock of the Corporation would be converted at the time assuming there were shares of such stock actually being converted at that time. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock and any class or series of preferred securities of the Corporation entitled to participate pro rata and pari passu as to dividends or distributions with the Series B Preferred Stock, such payment shall be distributed ratably among the holders thereof based upon the aggregate accrued but unpaid dividends on the Series B Preferred Stock and any class or series of preferred securities of the Corporation entitled to participate pro rata and pari passu as to dividends or distributions with the Series B Preferred Stock.

                  SECTION 5.2.3 LIQUIDATION RIGHTS. Not less than thirty (30) days prior to the payment date stated therein, the Corporation shall mail written notice of any Liquidation Event to each record holder of Series B Preferred Stock setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of (a) Series B Preferred Stock, (b) Common Stock and (c) any class or series of preferred securities of the Corporation entitled to priority over or to participate pro rata and pari passu as to dividends or distributions with the Series B Preferred Stock, in connection with such Liquidation Event. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive payment of all accrued and unpaid dividends with respect thereto prior to the making of any distributions to the holders of Common Stock, and after the payment of such dividends (and any other dividends or amounts payable to the holders of the Corporation's preferred securities entitled to priority with respect thereto) the assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and the Series B Preferred Stock, along with the holders of all other securities of the Corporation entitled to participate therein, with all holders of Series B Preferred Stock being treated as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 5.2.4.

                  SECTION 5.2.4 CONVERSION RIGHTS.

                  (d) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Market Price of the Common Stock on the date of conversion.

                  SECTION 5.2.7 DEFINITIONS. As used in this Article 5, the following defined terms have the meanings set forth below:

                  "COMMON STOCK" means the Corporation's Common Stock, par value of $0.0001 per share.

                  "JUNIOR SECURITIES" means the Common Stock and any other capital stock or other equity securities of the Corporation (including, without limitation, warrants, options and other rights to acquire such capital stock or other equity securities), except for the Series B Preferred Stock and such other series or classes of securities having priority over the Series B Preferred Stock, or having the right to participate pro rata and pari passu with the Series B Preferred Stock, as to current or liquidating dividends or other distributions and as to which the holders of a majority of the Series B Preferred Stock have affirmatively approved the issuance thereof.

                  "LIQUIDATION EVENT" means any of the following: (i) the liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), (ii) the sale, lease, transfer or other disposition of all or substantially all of the property or assets of the Corporation, (iii) any merger, consolidation or reorganization to which the Corporation is a party, except for a merger, consolidation or reorganization as to which, after giving effect to such merger, consolidation or reorganization, the holders of the Corporation's outstanding capital stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization, own capital stock holding a majority of the voting power (under ordinary circumstances), and (iv) any sale or related series of sales of shares of the Corporation's capital stock by the Corporation which results in any Person or group of affiliated Persons (other than the owners of the Company's capital stock immediately prior to such sale or related series of sales) owning capital stock holding a majority of the voting power of the Company.

                  "MARKET PRICE" of the Common Stock means the average of the closing prices of the Common Stock's sales on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the closing or last prices of such stock's sales each day (whether sales occurred each day or not) in the domestic over the counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one
         (21) business days consisting of the day as of which "Market Price" is being determined and the twenty (20) consecutive business days immediately prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over the counter market, the "Market Price" shall be the fair value thereof determined in the reasonable good faith judgment of the Corporation's Board of Directors.

                  "ORIGINAL PURCHASE PRICE" shall mean with respect to each share of Series B Preferred Stock the amount paid to the Corporation for the issuance thereof (with accompanying warrants or options if applicable).

                  "PAYMENT SATISFACTION DATE" means the date following the termination of the employment of James P. Jimirro ("JIMIRRO") with the Corporation as of which the following condition (whichever is applicable) has been satisfied: (i) if Jimirro's employment with the Corporation has been terminated by the Corporation for "Cause" pursuant to Section 4(e) of the Employment Agreement between Jimirro and the Corporation dated May 17, 2002 (the "EMPLOYMENT AGREEMENT") or by Jimirro otherwise than for an Executive Good Reason Termination Event pursuant to Section 4(g) of the Employment Agreement, then upon full payment of all compensation (excluding payments with respect to the movie "National Lampoon's Van Wilder") owed to Jimirro under the Employment Agreement; or (ii) if Jimirro's employment with the Corporation has been terminated by reason of Jimirro's death or disability, by the Corporation for "Convenience" pursuant to Section 4(f) of the Employment Agreement, or by Jimirro for an Executive Good Reason Termination Event pursuant to Section 4(g) of the Employment Agreement, then upon the later of (A) full payment to Jimirro of all compensation (including payments under the Severance Note (as defined in the Employment Agreement) but excluding payments with respect to the movie "National Lampoon's Van Wilder") owed to Jimirro under the Employment Agreement, and (B) thirteen (13) months after the payment to Jimirro of the "Cash Severance Payment" pursuant to, and as defined in,
         Section 5(d)(i) of the Employment Agreement.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation to be signed by ________________, a duly authorized officer of the Corporation, on _______________, 2004.


_________________________________________

                                                                    ATTACHMENT 5

                          CERTIFICATE OF DESIGNATIONS,
                     PREFERENCES, RIGHTS AND LIMITATIONS OF
                     SERIES C CONVERTIBLE PREFERRED STOCK OF
                             NATIONAL LAMPOON, INC.

         Pursuant to Section 151 of the General Corporation Law of the State of Delaware NATIONAL LAMPOON, INC., a corporation organized and existing under the General Corporation Law of the state of Delaware (the "CORPORATION"), DOES HEREBY CERTIFY:

         That, pursuant to the authority expressly vested in the Board of Directors by Article 5 of the Certificate of Incorporation of the Corporation (as amended from time to time, the "CERTIFICATE OF INCORPORATION"), and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors duly adopted a resolution providing for the issuance of up to Two Hundred Fifty Thousand (250,000) shares of Series C Convertible Preferred Stock, which resolution is as follows:

                  RESOLVED by the Board of Directors of National Lampoon, Inc., a Delaware corporation (the "CORPORATION"), that one (1) series of the class of authorized Preferred Stock, $0.0001 par value per share, of the Corporation (the "PREFERRED STOCK") to be designated the Series C Convertible Preferred Stock (the "SERIES C PREFERRED") is hereby created, and that the designations and amounts thereof and the voting powers, preferences and relative, participating optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

         NUMBER OF SERIES AUTHORIZED SHARES: Series C Convertible Preferred Stock 250,000

                  Section 1. NUMBER OF SHARES. The number of shares constituting the Series C Preferred shall be as set forth above. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, rights or warrants, or upon the conversion of any outstanding securities or rights issued by the Corporation convertible into the Series C Preferred; provided further that no increase shall be effective unless the Corporation obtains the prior written consent of the holders of at least seventy-five percent (75%) of the outstanding Series C Preferred.

                  Section 2. RANKING. As to the payment of dividends and distributions on liquidation and as to redemptions, the Series C Preferred ranks senior to all other Junior Securities of the Corporation.

                  Section 3. VOTING

                  Section 3.01. VOTING GENERALLY. Except as may be otherwise provided in this Certificate of Designations or as otherwise required by applicable law, the Series C Preferred shall vote together with the Common Stock (and such other series of Preferred Stock which by their terms likewise vote together with the Common Stock) as a single class on all actions to be taken by the stockholders of the Corporation. The holders of Series C Preferred shall be entitled to notice of all stockholders meetings in accordance with the Corporation's Bylaws. Each share of Series C Preferred shall entitle the holder thereof to one vote per share on each such action for each whole share of Common Stock into which such share of Series C Preferred is then convertible as of the record date for such vote or, if no record date is specified, as of the date of such vote.

                  Section 3.02. ELECTION OF DIRECTORS. For so long as at least 100,000 shares of Series C Preferred are issued and outstanding (as equitably adjusted for any stock splits, stock dividends, recapitalizations, reverse stock splits or otherwise to prevent an enlargement or diminution of rights), in the election of directors of the Corporation, the holders of the Series C Preferred, voting separately as a single class to the exclusion of all other classes of the Corporation's capital stock and with each share of Series C Preferred entitled to one vote, shall be entitled to elect one (1) director to serve on the Corporation's Board of Directors until his/her successor is duly elected by the holders of the Series C Preferred or he/she is removed from office by the holders of the Series C Preferred. If the holders of the Series C Preferred for any reason fail to elect anyone to fill any such directorship, such position shall remain vacant until such time as the holders of the Series C Preferred elect a director to fill such position and shall not be filled by resolution or vote of the Corporation's Board of Directors or the Corporation's other stockholders.

                  Section 3.03. OTHER VOTING RIGHTS. Notwithstanding the foregoing, so long as any Series C Preferred remains outstanding, without the affirmative vote or prior written consent of the holders of at least a majority of the outstanding Series C Preferred, the Corporation shall not:

                  (a) directly or indirectly declare or pay any dividends or make any distributions upon any of its Common Stock; and

                  (b) directly or indirectly redeem, purchase or otherwise acquire any of the Corporation's Junior Securities or directly or indirectly redeem, purchase or make any payments with respect to any stock appreciation rights, phantom stock plans or similar rights or plans; except for repurchases of Common Stock from employees and other service providers of the Corporation upon termination of employment or other services pursuant to equity incentive agreements or other agreements providing for a right of repurchase by the Corporation as approved by the unanimous consent of the Board.

                  Section 4. DIVIDENDS. The Corporation shall have the right to issue dividends and make distributions, whether cash, securities or otherwise, whether or not any shares of the Series C Preferred Stock are outstanding; provided, however, that the Corporation shall not issue any dividends (other than dividends payable solely in Common Stock) or make any distributions of cash or other assets until after the Payment Satisfaction Date. To the extent dividends are declared and issued by the Corporation prior to the earlier of (i) the Redemption Date, (ii) the date of a Liquidation Event or (iii) the date on which the Series C Preferred Stock is converted hereunder, the Corporation shall pay preferential dividends, payable in the Corporation's Common Stock, to the holders of the Series C Preferred Stock as provided in this Section 4. Dividends on each share of the Series C Preferred Stock shall accrue on a daily basis, whether or not declared, beginning with the date of issuance of such share of Series C Preferred and continuing until the earlier of (i) the Redemption Date, (ii) the date of a Liquidation Event, or (iii) the date on which such share of Series C Preferred Stock is converted hereunder, at the rate of 9.0% per annum on the sum of (i) the Original Purchase Price (as equitably adjusted for any stock splits, stock dividends, recapitalizations, reverse stock splits or otherwise to prevent an enlargement or diminution of rights), plus (ii) all accumulated and unpaid dividends thereon (compounding annually). All accrued and unpaid dividends on each share of Series C Preferred Stock shall be fully paid (pro rata and pari passu with any class or series of preferred securities of the Corporation entitled to participate pro rata and pari passu as to dividends with the Series C Preferred Stock) before any dividends or distributions may be issued with respect to any Junior Securities. If a share of Series C Preferred Stock is converted, then upon such conversion any accumulated and unpaid dividends on such share of Series C Preferred Stock shall be paid in the form of Common Stock at a price per share equal to the Conversion Price. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series C Preferred Stock and each Parity Series, such payment shall be distributed ratably among the holders thereof based upon the aggregate accrued but unpaid dividends on the Series C Preferred Stock and all Parity Series.

                  Section 5. LIQUIDATION.

                  Section 5.01. LIQUIDATION PREFERENCE. Upon the occurrence of any Liquidation Event, each holder of Series C Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities (including, without limitation, the Series B Convertible Preferred Stock), an amount in cash equal to the aggregate Liquidation Value of all shares of Series C Preferred held by such holder (plus all unpaid dividends thereon, if any). In addition to and after payment in full of all other amounts payable to the holders of the Series C Preferred under this Section 5 and the subsequent payment of all priority amounts due to the holders of any other class of preferred stock of the Corporation outstanding, upon the occurrence of any Liquidation Event, the assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock, the holders of Series C Preferred and the holders of such other series of Preferred Stock as are constituted as similarly participating (including the Series B Convertible Preferred Stock), with all holders of Series C Preferred treated (for purposes of this determination) as if they had converted all of their shares of Series C Preferred into Common Stock in accordance with Section 7.

                  Section 5.02. INSUFFICIENCY OF ASSETS. If upon the occurrence of any such Liquidation Event, the Corporation's assets to be distributed among the holders of the Series C Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 5, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Value (plus all unpaid dividends thereon, if any) of the Series C Preferred held by each such holder.

                  Section 5.03. NOTICE OF LIQUIDATION. Not less than thirty (30) days prior to the payment date stated therein, the Corporation shall mail written notice of any such Liquidation Event to each record holder of Series C Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series C Preferred and each share of Common Stock in connection with such Liquidation Event.

                  Section 6. CONVERSION.

                  Section 6.01. CONVERSION PROCEDURE.

                  (a) At any time and from time to time, any holder of Series C Preferred may convert all or any portion of the Series C Preferred held by such holder into a number of shares of Conversion Stock computed by multiplying the number of shares of Series C Preferred to be converted times ten, with such conversion ratio to be adjusted as provided herein.

                  (b) Except as otherwise provided herein, each conversion of Series C Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series C Preferred to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares of Series C Preferred converted as a holder of Series C Preferred shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

                  (c) Notwithstanding any other provision hereof, if a conversion of Series C Preferred is to be made in connection with a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any shares of Series C Preferred may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                  (d) As soon as possible after a conversion has been effected, the Corporation shall deliver to the converting holder:

                  (i) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified; and

                  (ii) a certificate representing any shares of Series C Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (e) The issuance of certificates for shares of Conversion Stock upon conversion of Series C Preferred shall be made without charge to the holders of such Series C Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock.

                  (f) The Corporation shall not close its books against the transfer of Series C Preferred or of Conversion Stock issued or issuable upon conversion of Series C Preferred in any manner which interferes with the timely conversion of Series C Preferred. The Corporation shall assist and cooperate with any holder of shares of Series C Preferred required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares of Series C Preferred hereunder (including, without limitation, making any filings required to be made by the Corporation).

                  (g) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series C Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Series C Preferred. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.

                  (h) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Series C Preferred, the Corporation, in lieu of delivering the fractional share therefore, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                  Section 6.02. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the number of shares of Conversion Stock into which each Series C Preferred Share can be converted shall be increased ratably, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Conversion Stock into which each Series C Preferred Share can be converted shall be decreased ratably.

                  Section 7. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of Series C Preferred. Upon the surrender of any certificate representing Series C Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series C Preferred represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of Series C Preferred as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

                  Section 8. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series C Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series C Preferred of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and declared dividends shall accrue on the Series C Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.


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                  Section 9. DEFINITIONS.

                  "CHANGE IN OWNERSHIP" means any sale, transfer or issuance or series of sales, transfers or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "GROUP" is used under the Securities Exchange Act of 1934), other than the holders of Common Stock, the Series B Convertible Preferred Stock and the Series C Preferred as of the Series C Closing Date, owning more than 50% of the Common Stock outstanding at the time of such sale, transfer or issuance or series of sales, transfers or issuances.

                  "COMMON STOCK" means, collectively, the Corporation's Common Stock, par value of $0.0001 per share.

                  "CONVERSION STOCK" means shares of the Corporation's Common Stock; provided that if there is a change such that the securities issuable upon conversion of the Series C Preferred are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "CONVERSION STOCK" shall mean one share of the security issuable upon conversion of the Series C Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "CONVERTIBLE SECURITIES" means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

                  "FUNDAMENTAL CHANGE" means (a) any sale or transfer of more than 50% of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Corporation's Board of Directors) in any transaction or series of transactions (other than sales in the ordinary course of business) and
         (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Series C Preferred are not changed and the Series C Preferred is not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors.

                  "JUNIOR SECURITIES" means any capital stock or other equity securities of the Corporation (including, without limitation, warrants, options and other rights to acquire such capital stock or other equity securities), except for the Series C Preferred and such other series or classes of securities which the holders of a majority of the Series C Preferred affirmatively approve to not be Junior Securities under this Certificate of Designations.

                  "LIQUIDATION EVENT" means any of the following (i) the liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), (ii) the sale, lease, transfer or other disposition of all or substantially all of the property or assets of the Corporation, (iii) any merger, consolidation or reorganization to which the Corporation is a party, except for a merger, consolidation or reorganization, which, after giving effect to such merger, consolidation or reorganization, the holders of the Corporation's outstanding capital stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization, own capital stock holding a majority of the voting power (under ordinary circumstances), and (iv) any sale or related series of sales of shares of the Corporation's capital stock by the Corporation which results in any Person or group of affiliated Persons (other than the owners of the Company's capital stock as of the Series C Closing Date) owning capital stock holding a majority of the voting power of the Company.

                  "LIQUIDATION VALUE" of any share of Series C Preferred as of any particular date shall be equal to 1.5 times the Original Purchase Price (as equitably adjusted for any stock splits, stock dividends, recapitalizations, reverse stock splits, or otherwise to prevent an enlargement or diminution of rights).


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


                  "MARKET PRICE" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the closing or last prices of such stock's sales each day (whether sales occurred each day or not) in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined in the reasonable good faith judgment of the Corporation's Board of Directors.

                  "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  "ORIGINAL PURCHASE PRICE" shall mean with respect to each share of Series C Preferred, the amount of cash consideration paid to the Company for such share and for any accompanying warrants or options issued with such share and not separately priced.

                  "PAYMENT SATISFACTION DATE" means the date following the termination of the employment of James P. Jimirro ("JIMIRRO") with the Corporation as of which the following condition (whichever is applicable) has been satisfied:

                  (i) if Jimirro's employment with the Corporation has been terminated by the Corporation for "Cause" pursuant to Section 4(e) of the Employment Agreement between Jimirro and the Corporation dated May 17, 2002 (the "EMPLOYMENT AGREEMENT") or by Jimirro otherwise than for an Executive Good Reason Termination Event pursuant to Section 4(g) of the Employment Agreement, then upon full payment of all compensation (excluding payments with respect to the movie "National Lampoon's Van Wilder") owed to Jimirro under the Employment Agreement; or

                  (ii) if Jimirro's employment with the Corporation has been terminated by reason of Jimirro's death or disability, by the Corporation for "Convenience" pursuant to Section 4(f) of the Employment Agreement, or by Jimirro for an Executive Good Reason Termination Event pursuant to Section 4(g) of the Employment Agreement, then upon the later of (A) full payment to Jimirro of all compensation (including payments under the Severance Note (as defined in the Employment Agreement) but excluding payments with respect to the movie "National Lampoon's Van Wilder") owed to Jimirro under the Employment Agreement, and (B) thirteen (13) months after the payment to Jimirro of the "Cash Severance Payment" pursuant to, and as defined in, Section 5(d)(i) of the Employment Agreement.

                  "PERSON" means an individual, a partnership, a corporation, a limited liability Corporation, a limited liability, an association, a joint stock Corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "SERIES C CLOSING DATE" means the date upon which the first sale and purchase of Series C Preferred is consummated, which is currently anticipated to be in __________________ 2004.

                  "SUBSIDIARY" means any corporation of which the shares of outstanding capital stock possessing the voting power (under ordinary circumstances) in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.


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


                  Section 10. AMENDMENT AND WAIVER. No amendment, modification or waiver shall be binding or effective with respect to any provision hereof without the affirmative vote or prior written consent of the holders of a majority of the Series C Preferred outstanding at the time such action is taken; and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the affirmative vote or prior written consent of the holders of a majority of the Series C Preferred then outstanding.

                  Section 11. NOTICES. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent
         (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

         RESOLVED FURTHER, that the Executive Vice President of the Corporation is authorized to do or cause to be done all such acts or things and to make, execute and deliver or cause to be made, executed and delivered all such agreements, documents, instruments and certificates in the name and on behalf of the Corporation or otherwise as he deems necessary, desirable or appropriate to execute or carry out the purpose and intent of the foregoing resolutions.

         IN WITNESS WHEREOF, National Lampoon, Inc. has caused this Certificate of Designations, Preferences, Rights and Limitations of Series C Convertible Preferred Stock to be signed by its duly authorized officer as of this _____ day of ____________, 2004.


NATIONAL LAMPOON, INC.


BY:________________________________
   Douglas S. Bennett
   Executive Vice President



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